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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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OWENS-ILLINOIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OWENS-ILLINOIS, INC.

NOTICE AND PROXY STATEMENT

For

The Annual Meeting of Share Owners

To Be Held

Wednesday, May 12, 2004

YOUR VOTE IS IMPORTANT

        Please mark, date and sign the enclosed proxy card and promptly return it in the enclosed envelope.

OWENS-ILLINOIS, INC.
One SeaGate
Toledo, Ohio 43666

NOTICE OF ANNUAL MEETING OF SHARE OWNERS

Dear Share Owner:

        You are cordially invited to attend the Annual Meeting of Owens-Illinois' share owners which will be held on Wednesday, May 12, 2004, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio 43666 for the purpose of considering and voting upon the following matters:

  1.
  The election of three directors, each to serve for a term of three years;

  2.
  The approval of the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc., which amends and restates the Stock Option Plan for Directors of Owens-Illinois, Inc., adopted in 1994, together with an increase of 325,000 in the number of shares issuable under the plan;

  3.
  The approval of the Incentive Bonus Plan; and

  4.
  Such other business as may properly be presented for action at the meeting or any adjournment thereof.

        Enclosed is a Proxy Statement which provides information concerning the Company and the Board of Directors' nominees for election as directors. Also enclosed is a copy of the Company's Annual Report which describes the results of our operations during 2003 and provides other information about the Company which will be of interest.

        The Board of Directors fixed the close of business on March 15, 2004, as the record date for the determination of share owners owning the Company's Common Stock, par value $.01 per share, entitled to notice of, and to vote at, the Annual Meeting.

        Enclosed is a proxy card which provides you with a convenient means of voting on the matters to be considered at the meeting, whether or not you attend the meeting in person. All you need do is mark the proxy card to indicate your vote, sign and date the card, then return it in the enclosed envelope as soon as conveniently possible. If the shares are held in more than one name, all holders of record should sign the proxy card. If you desire to vote for all of the Board of Directors' nominees for election to the Board of Directors and in favor of the approval of the Company's 2004 Equity Incentive Plan for Directors and the Incentive Bonus Plan, you need not mark your votes on the proxy card but need only sign and date it and return it in the enclosed envelope. As an alternative to returning the proxy card, you may choose to make use of the Internet or telephone voting options described in the enclosed Proxy Statement and on the proxy card.

        Management sincerely appreciates your support. We hope to see you at the Annual Meeting.

                      By order of the Board of Directors,

                      Joseph H. Lemieux
                      Chairman of the Board

                      James W. Baehren
                      Secretary

April 7, 2004
Toledo, Ohio

OWENS-ILLINOIS, INC.
One SeaGate
Toledo, Ohio 43666

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHARE OWNERS
TO BE HELD MAY 12, 2004

        The Annual Meeting of the share owners of Owens-Illinois, Inc. (herein called the "Company") will be held on Wednesday, May 12, 2004, at 2:00 p.m. in the auditorium of the Owens-Illinois World Headquarters Building, One SeaGate, Toledo, Ohio 43666. At the Annual Meeting, share owners will elect three directors, each to serve a term of three years, and consider the approval of the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc. (the "2004 Plan") and the Incentive Bonus Plan (the "Bonus Plan"), as more fully described below.

        This Proxy Statement has been prepared in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting and provides information concerning the persons nominated by the Board of Directors for election as directors, and other information relevant to the Annual Meeting. The Company intends to commence distribution of this Proxy Statement and the accompanying materials on or about April 7, 2004.

        The record of share owners entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on March 15, 2004 (the "record date"), and each share owner will be entitled to vote at the meeting any shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), such share owner held of record at the record date.

VOTING

        Shares can be voted at the annual meeting only if the share owner is present in person or represented by proxy. If shares are owned of record in the share owner's name, the share owner may cast a vote in one of four ways:

  •
  Vote by Internet: A share owner can choose to vote shares at any time over the Internet site listed on the accompanying proxy card. The Internet site will give share owners the opportunity to provide voting instructions with respect to their shares and confirm that the instructions have been accurately recorded. The Internet voting procedures have been designed to authenticate each share owner's identity by use of a unique control number found on the accompanying proxy card. If a vote is cast over the Internet, the share owner does not need to return the proxy card.

  •
  Vote by Telephone: A share owner can also vote by telephone at any time by calling the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. To vote, the share owner must enter the control number listed on the proxy card and follow the recorded instructions. If a vote is cast by telephone, the share owner does not need to return the proxy card.

  •
  Vote by Mail: If the share owner chooses to vote by mail, the share owner is required to complete, date and sign the accompanying proxy card and return it promptly in the enclosed envelope.

  •
  Vote in Person: A share owner can choose to vote in person at the Annual Meeting by ballot.

        Share owners who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone or the Internet as well as by mail. The share owner should follow the instructions received from the nominee to vote these shares.

        The proxy card lists each person nominated by the Board of Directors of the Company (the "Board") for election as director. Proxies duly executed and received in time for the meeting will be voted in accordance with share owners' instructions. If no instructions are given, proxies will be voted (a) to elect Robert J. Dineen, James H. Greene, Jr. and Thomas L. Young as directors of the Company for a term of three years to expire at the annual meeting of share owners in 2007, (b) for the approval of the 2004 Plan, (c) for the approval of the Bonus Plan, and (d) in the discretion of the proxy holders as to any other business which may properly come before the meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company's Restated Certificate of Incorporation provides for a classified Board of Directors consisting of three classes as nearly equal in size as practicable. Each class holds office until the third Annual Meeting for selection of directors following the election of such class. The Board currently consists of ten members, four of whom are Class I directors whose terms expire at this year's Annual Meeting, three of whom are Class II directors whose terms expire at the 2005 Annual Meeting, and three of whom are Class III directors whose terms expire at the 2006 Annual Meeting. With the exception of Steven R. McCracken, who was appointed to fill a vacancy created by the resignation of Edward A. Gilhuly as a Class II director effective April 1, 2004, all of the directors listed herein, including the nominees, have served as directors since the last Annual Meeting.

        As a result of the recent decision of Mr. George R. Roberts not to seek election to another term, the Board has elected to reduce the size of the Board from ten to nine.

        The Board, on the recommendation of the Nominating/Corporate Governance Committee, has nominated three persons for election as Class I directors to serve for a three-year term expiring at the Annual Meeting of share owners to be held in 2007 and until their successors have been elected and qualified. The three nominees of the Board are Robert J. Dineen, James H. Greene, Jr. and Thomas L. Young, each of whom is currently serving as a director of the Company. If for any reason any of them should be unavailable to serve, proxies solicited hereby may be voted for a substitute as well as for the other Board nominees. The Board, however, expects all of its nominees to be available.

        The Board nominees and the directors whose terms of office continue after this year's Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

The Company's Board of Directors recommends that the share owners vote FOR the three nominees identified below.

Class I: Nominees for 3 Year Term

James H. Greene, Jr. Member of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P.	Director since 1987 Age 53

Mr. Greene was a general partner of Kohlberg Kravis Roberts & Co., L.P. from January 1, 1993 until January 1, 1996, when he became a member of KKR & Co. L.L.C., which is the general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene has been a general partner of KKR Associates, L.P. since January 1, 1993, and prior thereto was a limited partner of KKR Associates, L.P. and an executive of Kohlberg Kravis Roberts & Co., L.P. Mr. Greene is a director of Accuride Corporation, Alliance Imaging, Inc., Amphenol Corporation, Safeway Inc., Shoppers Drug Mart Corporation and Zhone Technologies, Inc. He is a member of both the Compensation and Nominating/Corporate Governance Committees.

Robert J. Dineen Chairman of the Board of Directors Layne Christensen Company	Director since 1994 Age 74

Mr. Dineen has been Chairman of the Board of Directors of Layne Christensen Company since 1992. Prior to 1993, Mr. Dineen was President and Chief Executive Officer of The Marley Company for more than five years. Mr. Dineen is a director of Layne Christensen Company. He is chairman of the Nominating/Corporate Governance Committee and a member of both the Audit and Compensation Committees.

Thomas L. Young Executive Vice President and Chief Financial Officer Owens-Illinois, Inc.	Director since 1998 Age 60

Mr. Young has been Executive Vice President since 2004 and Chief Financial Officer since 2003. He previously served the Company as Co-Chief Executive Officer (2004) and Executive Vice President, Administration and General Counsel (1998-2004). Mr. Young is a director of Manor Care Inc.

Class II: Term Expires in 2005

Anastasia D. Kelly Executive Vice President and General Counsel MCI	Director since 2002 Age 54

Ms. Kelly has been Executive Vice President and General Counsel of MCI since 2003. She previously served as an executive officer of Sears, Roebuck and Co. (1999-2003) and as Senior Vice President (1996-1999) and General Counsel and Secretary (1995-1999) of Fannie Mae, a financial services company. She is a member of both the Audit and Compensation Committees.

John J. McMackin, Jr. Member Williams & Jensen, P.C.	Director since 1994 Age 52

Mr. McMackin has been a member of Williams & Jensen for more than five years.

Steven R. McCracken President and Chief Executive Officer Owens-Illinois, Inc.	Director since 2004 Age 50

Mr. McCracken has been President and Chief Executive Officer of the Company since April 1, 2004. He previously served as President of Invista, the global fibers and related intermediates business subsidiary of E. I. DuPont de Nemours and Company ("DuPont") (2003–2004), DuPont Group Vice President (2000-2003) and Vice President and General Manager of DuPont Lycra® (1997-2000)

Class III: Term Expires in 2006

Gary F. Colter President CRS Inc.	Director since 2002 Age 58

Mr. Colter has been President of CRS Inc., a corporate restructuring management consulting company, since 2002. He previously served as Vice Chairman of KPMG Canada (2000-2002) Global Managing Partner, Financial Advisory Services, of KPMG International (1998-2000) and Vice Chairman of KPMG Canada (1989-1998). Mr. Colter is a director of CIBC and Saskatchewan Wheat Pool. He is Chairman of the Audit Committee and a member of the Nominating/Corporate Governance Committee.

Joseph H. Lemieux Chairman of the Board Owens-Illinois, Inc.	Director since 1987 Age 73

Mr. Lemieux has been Chairman of the Board of the Company since 1991. He previously served as Chief Executive Officer of the Company (1990-2003). Mr. Lemieux is a director of Manor Care Inc.

Michael W. Michelson Member of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P.	Director since 1987 Age 52

Mr. Michelson has been a member of KKR & Co. L.L.C., which is the general partner of Kohlberg Kravis Roberts & Co., L.P., since January 1, 1996. Prior thereto, he was a general partner of Kohlberg Kravis Roberts & Co., L.P. Mr. Michelson also is a general partner of KKR Associates, L.P. Mr. Michelson is a director of Alliance Imaging, Inc., Amphenol Corporation and KinderCare Learning Centers, Inc. He is chairman of the Compensation Committee.

Board of Directors

        The Board has the ultimate authority for the management of the Company's business. The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. Certain important functions of the Board are performed by committees comprised of members of the Board.

Independence

        A majority of the members of the Board are "independent" in accordance with the current New York Stock Exchange listing standards. The Board has affirmatively determined that each of the following directors is an independent director of the Company under the listing standards of the New York Stock Exchange: Gary F. Colter, Robert J. Dineen, James H. Greene, Jr., Anastasia D. Kelly, Michael W. Michelson and George R. Roberts. In making this determination, the Board examined certain relationships between such independent directors and the Company, including the management, consulting and financial services provided and to be provided to the Company by Kohlberg Kravis Roberts & Co., L.P. ("KKR LP"). Messrs. Greene, Michelson and Roberts are members of KKR & Co. L.L.C., the general partner of KKR LP. After considering numerous factors, including the nature of KKR LP's services and the amount of fees paid by the Company for those services, the Board's understanding of the financial interests of Messrs. Greene, Michelson and Roberts in fees paid to KKR LP and the Board's experience in dealing with these three directors, the Board determined that these independent directors have no material relationships with the Company under the New York Stock Exchange's listing standards.

Attendance at Meetings by Directors

        In 2003, the Board met five times. In connection with the meetings of the Board, the non-management directors met four times in executive session in 2003. In addition to the formal meetings indicated above, the Board and the committees of the Board consulted frequently and often acted by written consent taken without a meeting.

        Each incumbent member of the Board attended 75% or more of the aggregate number of meetings of the Board and of committees of the Board of which such Director was a member. Attendance at Board and committee meetings during 2003 averaged 97.1% for incumbent directors as a group.

Corporate Governance Guidelines

        The Board has adopted Corporate Governance Guidelines. A copy of the Guidelines is available on the Investor Relations section of the Company's website (www.o-i.com). A copy of the Guidelines is also available in print to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The address of the company's website provided above or elsewhere in the proxy statement is not intended to function as a hyperlink, and the contents of the Company's website are not a part of this proxy statement or incorporated by reference.

Non-Management Directors

        The non-management directors meet at each regularly scheduled board meeting in executive session without management and hold such additional executive sessions as they determine necessary or appropriate. The non-management directors met four times in executive session in 2003. In addition, to the extent there are any non-management directors on the Board who are not independent under the New

York Stock Exchange listing standards, the independent directors will meet at least once a year in executive session. The chairman of the Nominating/Corporate Governance Committee or his designee will preside at these executive sessions.

Communicating with the Board

        Share owners and other interested parties may contact any member (or all members) of the Board (including, without limitation, the non-management directors as a group), any Board committee or any chair of any such committee by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o General Counsel/Corporate Secretary" at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. All communications so received will be opened by the office of the Company's General Counsel for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the General Counsel's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Process for Selecting Nominees for the Board

        The Nominating/Corporate Governance Committee of the Board makes director recommendations to the full Board for appointments to fill vacancies of any unexpired term on the Board and to recommend nominees for submission to share owners for election at each annual meeting. When formulating its director recommendations, the Nominating/Corporate Governance Committee may consider advice and recommendations from others, including Company share owners, as it deems appropriate. The Nominating/Corporate Governance Committee has the responsibility to extend any offer to a new director candidate to serve on the Board.

        When there is a vacancy or a vacancy is expected, the Nominating/Corporate Governance Committee will consider potential candidates for director that have been recommended by the Company's directors, the Chief Executive Officer, other members of senior management, and share owners. Outside consultants may also be employed to help in identifying potential candidates. Members of the Nominating/Corporate Governance Committee discuss and evaluate possible candidates in detail, and determine which individuals to explore in more depth. Once a candidate is identified whom the Nominating/Corporate Governance Committee wants to seriously consider and move toward nomination, one or more members of the Nominating/Corporate Governance Committee will enter into discussions with the candidate. The performance of incumbent members of the Board is evaluated annually by the Nominating/Corporate Governance Committee. Incumbent directors whose performance is satisfactory generally will be renominated by the Board at the end of their term. In that case, the Nominating/Corporate Governance Committee does not consider a vacancy to exist.

Qualifications of Director Nominees

        Candidates for the Board should show evidence of leadership in their particular field, have broad business experience and the ability to exercise sound business judgment. In addition, candidates should, possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the share owners. Candidates should also be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time.

Committees of the Board of Directors

        Subject to applicable provisions of the Company's By-Laws, the Board as a whole appoints the members of each committee. The Board may, at any time, change the authority or responsibility delegated to any committee. There are three standing committees of the Board: the Audit Committee, the Compensation Committee and the Nominating/Corporate Governance Committee. Below is a description of each committee, together with the identity of the members of each.

Audit Committee

        The Audit Committee represents and assists the Board with the oversight of: (a) the integrity of the Company's financial statements and internal controls, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence and (d) the performance of the Company's internal audit function and of the independent auditor. The Audit Committee operates under a written charter adopted by the Board (the "Audit Committee Charter"), which sets forth the specific responsibilities of the Audit Committee. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A and is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Audit Committee is composed of three directors, Mr. Colter, Mr. Dineen and Ms. Kelly, who meet the audit committee independence requirements of the New York Stock Exchange and also satisfy the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended. The Board has determined that Mr. Colter, the chair of the Committee, is qualified as an "audit committee financial expert" within the meaning of Securities and Exchange Commission ("SEC") regulations and that all of the Committee members meet the financial literacy requirements of the New York Stock Exchange. No member of the Audit Committee serves on the audit committee of more than three public companies. The Audit Committee held eight meetings in 2003.

Compensation Committee

        The Compensation Committee is appointed by the Board to discharge the Board's responsibilities relating to compensation of the Company's executives and directors. In carrying out such responsibilities, the Compensation Committee administers the Amended and Restated Stock Option Plan, the Amended and Restated 1997 Equity Participation Plan and certain other benefit plans of the Company and makes recommendations to the Board with respect to the compensation to be paid and benefits to be provided to directors, officers and employees of the Company.

        The Compensation Committee operates under a written charter adopted by the Board (the "Compensation Committee Charter"), which sets out the specific responsibilities of the Compensation Committee. A copy of the Compensation Committee Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Compensation Committee is composed of four directors, Mr. Michelson (Chairman), Mr. Dineen, Mr. Greene and Ms. Kelly, each of whom is an "independent director" under the New York Stock Exchange listing standards. The Compensation Committee held three meetings in 2003.

Nominating/Corporate Governance Committee

        The Nominating/Corporate Governance Committee is appointed by the Board to provide assistance to the Board (a) in fulfilling its responsibility to the share owners, potential share owners and investment community by identifying individuals qualified to become directors, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the candidates for all directorships to be filled by the Board or by the share owners; (b) developing and recommending to the Board a set of corporate governance principles applicable to the Company; (c) overseeing the evaluation of the Board and the management of the Company; and (d) otherwise taking a leadership role in shaping the corporate governance of the Company.

        The Nominating/Corporate Governance Committee operates under a written charter adopted by the Board (the "Nominating/Corporate Governance Committee Charter"), which sets out the specific responsibilities of the Committee. A copy of the Nominating/Corporate Governance Charter is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

        The Nominating/Corporate Governance Committee is composed of three directors, Mr. Dineen (Chairman), Mr. Colter and Mr. Greene, each of whom is an "independent director" under the New York Stock Exchange listing standards. The Nominating/Corporate Governance Committee was newly-formed in 2004 and, as a result, held no meetings in 2003.

        The Nominating/Corporate Governance Committee will accept recommendations from share owners for nominees for the Board. The procedures for submitting share owner recommendations are explained below under "Share Owner Proposals and Nominations for 2005 Annual Meeting."

Code of Business Conduct and Ethics

        The Company has a Code of Business Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. The Code of Business Conduct and Ethics is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to share owners upon request, addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The Company intends to post amendments to, or waivers from, its Code of Business Conduct and Ethics (to the extent applicable to the Company's directors, executive officers or principal financial officers) at this location on its website.

DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION

Director Compensation

        Prior to January 1, 2004, each non-management director of the Company received an annual retainer of $70,000, payable quarterly, plus expenses associated with meetings of the Company's Board or its committees. In addition, each non-management director received a grant under the Directors Stock Option Plan of an option for 5,000 shares of Common Stock annually on the day immediately following the date of the annual meeting of share owners. Options were priced at the fair market value of the Common Stock on the date of grant, had a term of ten years and one day and vested on the first anniversary of the grant date.

        Beginning on January 1, 2004, each non-management director of the Company receives an annual retainer of $50,000, payable quarterly. Each non-management Director also receives $2,000 for each board meeting in which such Director participates. The Chairman of the Audit Committee receives an additional annual retainer of $20,000, and each non-management Director who serves as a chairman of any other Committee receives an additional annual retainer of $10,000. Each non-management Director who serves as a member of a committee of the Board (including as chairman) receives $2,000 for each committee meeting in which such Director participates. In addition, subject to the approval of Proposal 2 authorizing the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc., each non-management director will receive a grant under such plan of restricted stock of the Company on the day following the Annual Meeting of share owners with a value of approximately $50,000 on the date of the grant. This stock cannot be sold by any director until the later to occur of (a) three years after the date of grant, and (b) the end of the director's then current Board term. Each Director is reimbursed for expenses associated with meetings of the Company's Board or its committees.

        The Deferred Compensation Plan for Directors of Owens-Illinois, Inc. provides an opportunity for non-management directors to defer payment of their directors' fees. Under the plan, a non-management director may defer receipt of all or any portion of the cash portion of the compensation described above. Deferrals may be credited into a cash account or into a Company stock unit account. Funds held in a cash account accrue interest at a rate equal from time to time to the average annual yield on domestic corporate bond of Moody's A-rated companies, plus one percent. Distributions from the plan are made in cash.

Summary Compensation Table

        The following table shows, for the years ended December 31, 2001, 2002 and 2003, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Company's Chief Executive Officer in 2003 and the four most highly compensated executive officers of the Company other than the Chief Executive Officer (the "named executive officers") in all capacities in which they served. On April 1, 2004, Steven R. McCracken joined the Company as President and Chief Executive Officer. Prior to joining the Company, Mr. McCracken spent nearly 30 years at DuPont, serving most recently as President of its INVISTA subsidiary. At the

Company's annual meeting, Mr. McCracken will also assume the position of Chairman of the Board from Mr. Lemieux.

							Long Term Compensation
		Annual Compensation					Awards				Payouts
Name and Principle Position	Year	Salary ($)		Bonus ($)(1)		Other Annual Compensation ($)(2)	Restricted Stock Award(s) ($)		Securities Underlying Options/SAR's (#)(3)		Long-term Incentive Payouts ($)(4)	All Other Compensation ($)(5)
Terry L. Wilkison(6) Executive V.P.—Plastics Group General Manager	2003 2002 2001	$355,000 340,833 315,833		$167,000 320,000 250,000		$95,483 28,200 413,241	$238,320 199,800 451,500	(7)	36,000 40,000 100,000		$68,115 133,258 108,272	$9,739 9,822 8,489	(8)
Thomas L. Young(9) Executive V.P. and Chief Financial Officer	2003 2002 2001	355,000 340,833 315,833		167,000 320,000 250,000		105,216 106,828 459,331	297,900 199,800 451,500	(10)	52,824 95,793 100,000	(11)	67,868 132,736 107,848	9,739 9,542 8,106	(8)
Joseph H. Lemieux(12) Chairman	2003 2002 2001	770,000 742,500 696,667		512,000 675,000 525,000		430,263 435,050 1,125,954	397,200 635,046 1,307,468	(13)	315,000 310,000 160,000	(14)	279,569 413,100 335,644	72,129 69,360 66,449	(8)(15)
Peter J. Robinson Sr. V.P., General Manager, Asia Pacific Operations	2003 2002 2001	622,024 497,294 432,401	(16)	584,003 637,024 544,063	(17)	115,634 25,861 598,911	178,740 179,820 602,000	(18)	30,000 35,000 75,000		74,860 179,811 146,096	7,087 5,280 4,404	(19)
Franco Todisco Sr. V.P., General Manager, of European Operations	2003 2002 2001	596,313 542,157 526,413		150,000 150,000 73,632		0 0 107,688	119,160 99,900 90,300	(20)	18,000 20,000 35,000		0 0 0	63,806 53,140 48,306	(21)

(1)	Except as otherwise provided in footnote 17 below, the amounts disclosed in this column represent awards under the Owens-Illinois, Inc. Senior Management Incentive Plan for the year indicated. Amounts, if any, deferred at the election of a named executive officer are included in the year earned.
(2)
For Mr. Wilkison, in 2003 this column includes $41,797 for amounts reimbursed to Mr. Wilkison for the payment of taxes and $53,686 for the value of certain perquisites provided by the Company to Mr. Wilkison, of which $29,602 is attributable to financial planning provided by the Company and $16,250 is attributable to his personal use of an automobile provided by the Company; in 2002 this column represents amounts reimbursed to Mr. Wilkison for the payment of taxes; and in 2001 this column represent amounts reimbursed during the year for the payment of taxes, including taxes in the amount of $385,527 due in connection with the grant in 2001 to Mr. Wilkison of shares of restricted stock under the Company's 1997 Equity Participation Plan. In 2001 and 2002, the value of perquisites received by Mr. Wilkison did not exceed the reporting threshold for such benefits.

For Mr. Young, this column represents amounts reimbursed to Mr. Young for the payment of taxes, including (a) in 2003 the amount of $75,692 for taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Young in 2003; (b) in 2002 the amount of $75,631 for taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Young in 2002; and (c) in 2001 the amount of $436,818 for taxes due in connection with the grant in 2001 to Mr. Young of shares of restricted stock under the Company's 1997 Equity Participation Plan. In 2001, 2002 and 2003, the value of perquisites received by Mr. Young did not exceed the reporting threshold for such benefits.

For Mr. Lemieux, in 2003 this column includes $374,269 for amounts reimbursed to Mr. Lemieux for the payment of taxes, including the amount of $290,401 representing taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Lemieux in 2003 and $55,994 for the value of certain perquisites provided by the Company to Mr. Lemieux, of which $27,154 is attributable to his personal use of Company aircraft and $16,250 is attributable to his personal use of an automobile provided by the Company; in 2002 this column includes $382,216 for amounts reimbursed to Mr. Lemieux for the payment of taxes, including the amount of $290,169 for taxes due in connection with contributions by the Company to the Secular Trust Plan on behalf of Mr. Lemieux in 2002 and $52,834 for the value of certain perquisites provided by the Company to Mr. Lemieux, of which $22,027 is attributable to his personal use of Company aircraft and $17,636 is attributable to financial planning provided by the Company; and in 2001 this column includes the amount of $1,065,060 reimbursed to Mr. Lemieux for the payment of taxes, including the amount of $974,049 for taxes due in connection with the grant of 160,000 shares of restricted stock in 2001, and $60,894 for the value of certain perquisites provided by the Company to Mr. Lemieux, of which $28,359 is attributable to his personal use of Company aircraft.

For Mr. Robinson, in 2003 this column includes $56,853 for amounts reimbursed to Mr. Robinson for the payment of taxes and $58,781 for the value of certain perquisites provided by the Company to Mr. Robinson, of which $43,430 is attributable to his personal use of an automobile provided by the Company; and in 2001 and 2002 this column represents amounts reimbursed to Mr. Robinson for the payment of taxes, including in 2001 the amount of $566,932 for taxes due in connection with the grant in 2001 to Mr. Robinson of shares of restricted stock under the Company's 1997 Equity Participation Plan. In 2001 and 2002, the value of perquisites received by Mr. Robinson did not exceed the reporting threshold for such benefits.

For Mr. Todisco, this column represents amounts reimbursed to Mr. Todisco in 2001 for taxes due in connection with the grant in 2001 to Mr. Todisco of shares of restricted stock under the Company's 1997 Equity Participation Plan. In 2001, 2002 and 2003, the value of perquisites received by Mr. Todisco did not exceed the reporting threshold for such benefits.
(3)	No SARs were granted to any of the named executive officers during 2003.
(4)
The amounts disclosed in this column represent awards under the Company's Performance Award Plan for the year indicated. Amounts, if any, deferred at the election of an executive officer are included in the year earned.
(5)
Except as otherwise provided in footnotes 8, 15, 19 and 21 below, the amounts disclosed in this column for 2003 represent matching cash contributions by the Company to the Stock Purchase and Savings Program ("SPASP") and the Executive Deferred Savings Plan, both defined contribution plans. The SPASP is a tax-qualified defined contribution plan intended to satisfy the requirements of Section 401(k) of the Internal Revenue Code of 1986. The Company contributes to each participant's account maintained under the SPASP an amount of Common Stock equal to 50% of the participant's contributions to the SPASP but not more than 4% of (a) the participant's earnings or (b) $200,000 for 2003, whichever is lower. The difference between the theoretical Company matching contribution under the SPASP for each participant, without regard to the legally imposed maximum, and the maximum contribution permitted under law is used to determine the number of theoretical shares of Common Stock which would have been purchased for the participant's account in the absence of the IRS limitation on participant's earnings in excess of $200,000 for 2003. Amounts deferred into the Executive Deferred Savings Plan at the election of the participant may be credited to either a cash deferral account earning interest at a prescribed rate or a Company stock deferral account. Any balance in the plan is paid in cash to the individual at termination of employment.
(6)
Mr. Wilkison served as Executive Vice President—Plastics Group General Manager during 2003, became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004, and currently holds the position of Executive Vice President—Plastics Group General Manager, effective April 1, 2004.
(7)
As of December 31, 2003, Mr. Wilkison held 134,000 shares of restricted stock of the Company with a value of $1,593,260 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2003).
(8)
Includes the following amounts equal to the value of premiums paid during 2003 by the Company in connection with life insurance policies issued pursuant to the Owens-Illinois Executive Life Insurance Plan and Participation Agreements entered into between the Company and certain named executive officers: Mr. Lemieux, $12,379; Mr. Wilkison, $1,739; and Mr. Young, $1,739.
(9)
Mr. Young served as Executive Vice President and Chief Financial Officer during 2003, became Co-Chief Executive Officer on January 1, 2004 and served in that position on an interim basis prior to the appointment of Steven R. McCracken as President and Chief Executive Officer effective April 1, 2004, and currently holds the position of Executive Vice President and Chief Financial Officer, effective April 1, 2004.
(10)
As of December 31, 2003, Mr. Young held 145,000 shares of restricted stock of the Company with a value of $1,724,050 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2003).
(11)
Represents 30,000 options to purchase Common Stock granted to Mr. Young under the Company's Amended and Restated 1997 Equity Participation Plan and 22,824 options granted to Mr. Young in 1992 and 1993, the expiration date of which was extended by one year in 2004.
(12)	Mr. Lemieux retired as Chief Executive Officer of the Company as of the end of the year 2003.
(13)
As of December 31, 2003, Mr. Lemieux held 444,469 shares of restricted stock of the Company with a value of $5,284,736 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2003).
(14)
Represents 100,000 options to purchase Common Stock granted to Mr. Lemieux under the Company's Amended and Restated 1997 Equity Participation Plan and 215,000 options granted to Mr. Lemieux in 1992 and 1993, the expiration date of which was extended by one year in 2004.
(15)	Also includes a premium of $28,950 paid by the Company on a whole life insurance policy owned by Mr. Lemieux.
(16)
Includes payments in the amount of $123,126, which payments were made to Mr. Robinson in lieu of contributions on his behalf to a superannuation fund to provide post-retirement pension benefits. Mr. Robinson's bonus is provided under a separate bonus plan relating to the Company's Asia Pacific business.
(17)	Includes $235,498 accrued to Mr. Robinson under the ACI Packaging Services Pty. Ltd. Senior Executive Retention and Confidentiality Agreement.
(18)
As of December 31, 2003, Mr. Robinson held phantom stock units under the Company's Amended and Restated 1997 Equity Participation Plan with respect to 56,000 shares of Common Stock and 100,000 shares of restricted stock of the Company with a combined value of $1,854,840 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2003).
(19)	Represents the statutory minimum amounts contributed by the Company to a superannuation fund on behalf of Mr. Robinson.
(20)
As of December 31, 2003, Mr. Todisco held 42,000 shares of restricted stock of the Company with a value of $499,380 (determined by the closing price of the Common Stock on the New York Stock Exchange on December 31, 2003).
(21)
Includes $54,907 accrued to Mr. Todisco in a TFR Fund to be paid to Mr. Todisco upon his termination of employment or retirement and $8,899 for life, supplementary medical coverage and personal accident insurance for the benefit of Mr. Todisco.

Option/SAR Grants in Last Fiscal Year(1)

        The following table provides information on options to purchase shares of Common Stock granted in 2003 to the named executive officers.

	Individual Grants
							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(5)
	Number of Securities Underlying Options/SARs Granted (#)		% of Total Options/SARs Granted to Employees In Fiscal Year(4)
Name					Exercise or Base Price ($/Sh)	Expiration Date
							5%	10%
Terry L. Wilkison	36,000	(2)	2.8%		$9.93	02/18/13	$224,817	$569,731	(5)
Thomas L. Young	30,000 17,252 5,572	(2) (3) (3)	2.3 1.3 0.4	% % %	9.93 36.31 36.31	02/18/13 05/14/04 04/2/04	187,348 31,323 10,117	474,776 62,646 20,233	(5) (6) (6)
Joseph H. Lemieux	100,000 200,000 15,000	(2) (3) (3)	7.8 15.6 1.2	% % %	9.93 12.50 11.50	02/18/13 05/14/04 04/2/04	624,492 125,000 8,625	1,582,586 250,000 17,250	(5) (7) (8)
Peter J. Robinson	30,000	(2)	2.3%		9.93	02/18/13	187,348	474,776	(5)
Franco Todisco	18,000	(2)	1.4%		9.93	02/18/13	112,409	284,866	(5)

(1)
No SARs were granted to any of the named executive officers during 2003.

(2)
Exercises of one-half of the options are permitted after each of the fifth and sixth anniversaries of the date of the grant; provided, options shall become exercisable after the first anniversary of the date of the grant thereof at the time when the average fair market value per share (as evidenced by the closing price of the underlying stock on the principal exchange on which it is traded) for any period of 20 consecutive trading days (commencing after such first anniversary) is at least equal to the product of the fair market value per share on the date of grant times the amount shown below under "Stock Price Multiple" as to the percentage of the shares of stock initially subject to the option shown below under "Exercise Percentage."

Stock Price Multiple	Resulting Stock Price	Exercise Percentage
120%	$11.92	25%
144%	14.30	50%
172%	17.08	75%
206%	20.46	100%

  Under the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc., for all options granted between January 1, 1992 and December 31, 1996, rights to receive Additional Options, as defined in the Second Amended and Restated Stock Option Plan for Key Employees of Owens-Illinois, Inc., are attached to each option and Additional Options will be granted upon exercise, subject to certain conditions, if the exercise price is paid using shares of Common Stock owned by the optionee or the related tax obligation is paid using shares of Common Stock owned by the optionee or by relinquising Common Stock which the optionee is entitled to receive upon the exercise of the options. Under the Amended and Restated 1997 Equity Participation Plan of Owens-

  Illinois, Inc., for all options granted under the plan, rights to receive Additional Options, as defined in the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., are attached to each option and Additional Options will be granted upon exercise, subject to certain conditions, if the exercise price is paid using shares of Common Stock owned by the optionee or the related tax obligation is paid using shares of Common Stock owned by the optionee or by relinquishing Common Stock which the optionee is entitled to receive upon the exercise of the options. The options granted in 2003 are not transferable except (a) by will or pursuant to the applicable laws of descent and distribution upon death of the optionee or (b) by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, (ii) a trust for the benefit of such persons, (iii) a limited liability company or partnership, all of whose members or partners consist of the optionee or the above-listed relatives or trust, or (iv) a non-profit organization or charitable trust, contributions to which are tax-deductible.

(3)
Represents options the expiration date of which was extended by one year in 2003. The options that had an expiration date of April 2, 2003 were extended to April 2, 2004 and the options that had an expiration date of May 14, 2003 were extended to May 14, 2004. No other changes were made in the terms of the options.

(4)
Exclusive of the options extended during 2003, as described in footnote 3 above, the percentages of total options granted in 2003 to each named executive officer were as follows: Mr. Wilkison, 4.0%; Mr. Young, 3.4%; Mr. Lemieux, 11.2%; Mr. Robinson, 3.4%; and Mr. Todisco, 2.0%.

(5)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $16.175 and $25.756, respectively, over the ten-year life of the options granted in 2003 (which would equal a total increase in stock price of 63% and 159%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

(6)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $38.126 and $39.941, respectively, over the remaining life of these options (which would equal a total increase in stock price of 5% and 10%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

(7)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $13.125 and $13.750, respectively, over the remaining life of these options (which would equal a total increase in stock price of 5% and 10%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

(8)
Based on actual option term and annual compounding. The assumed annual rates of appreciation of 5 and 10 percent would result in the price of the Common Stock increasing to $12.075 and $12.650, respectively, over the remaining life of these options (which would equal a total increase in stock price of 5% and 10%, respectively). These assumed rates of growth were selected by the Securities and Exchange Commission for illustration purposes only and are not intended to predict future stock prices, which will depend upon market conditions and the Company's future performance and prospects.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

        The following table provides information on the exercise of options to purchase Common Stock during 2003 by the named executive officers and the value of such officers' unexercised options to purchase Common Stock at December 31, 2003. No options were exercised by named executive officers in 2003.

	Number of Securities Underlying Unexercised Options/SARs At December 31, 2003
			Value of Unexercised In-the-Money Options/SARs At December 31, 2003(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Terry L. Wilkison	166,250	234,750	$639,250	$127,560
Thomas L. Young	244,532	228,750	26,275	115,800
Joseph H. Lemieux	782,500	542,500	1,068,300	352,750
Peter J. Robinson	83,750	281,250	16,625	108,675
Franco Todisco	68,750	74,250	226,588	63,780

(1)
Based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2003 of $11.89.

Long-Term Incentive Plans—Awards in Last Fiscal Year

        The named executive officers are covered by the Company's Performance Award Plan ("PAP") under which eligible employees receive annual cash awards payable at the end of the three-year period covered by the grant of the award. Award payouts under PAP are based on the average annual attainment of the performance objectives set by the Compensation Committee of the Company's Board. As discussed in the Board Compensation Committee Report below, no PAP allotments were made for the 2003-2005 award period.

Pension Plans

        The following table illustrates the estimated annual benefits payable under the Owens-Illinois Salary Retirement Plan (the "Retirement Plan") and nonqualified retirement plans in various average earnings classifications upon normal retirement at age 65:

	Years of Credited Service
Highest Three-Year Average Annual Earnings
	20	25	30	35	40	45
$ 200,000	$52,426	$65,532	$78,639	$91,745	$103,865	$115,985
400,000	108,029	135,036	162,043	189,050	213,145	237,385
600,000	165,171	206,464	247,757	289,050	322,425	358,785
800,000	222,314	277,893	333,471	389,050	431,705	480,185
1,000,000	279,457	349,321	419,186	489,050	540,985	601,585
1,200,000	336,600	420,750	504,900	589,050	650,265	722,985
1,400,000	393,743	492,179	590,614	689,050	759,545	844,385
1,600,000	450,886	563,607	676,329	789,050	868,825	965,785
1,800,000	508,029	635,036	762,043	889,050	978,105	1,087,185
2,000,000	565,171	706,464	847,757	989,050	1,087,385	1,208,585
2,200,000	622,314	777,893	933,471	1,089,050	1,196,665	1,329,985
2,400,000	679,457	849,321	1,019,186	1,189,050	1,305,945	1,451,385
2,600,000	736,600	920,750	1,104,900	1,289,050	1,415,225	1,572,785

        The above pension table illustrates benefits calculated on a straight-life annuity basis, and reflects the greater of the regular benefit or the "grandfathered" benefit available under the formula in effect prior to January 1, 1989. The regular benefit does not contain an offset for social security or other amounts, whereas the "grandfathered" benefit does provide for a partial offset for social security benefits.

        The compensation covered by the plans under which the benefits are summarized in the table above equals the sum of base salary, Senior Management Incentive Plan and Performance Award Plan payments, as reported in the Summary Compensation Table for the named executive officers for the last three fiscal years, and is equal to the highest three-year average of such amounts. At January 31, 2004, Mr. Wilkison had 5 years of credited service, Mr. Young had 27 years of credited service and Mr. Lemieux had 46 years of credited service, under the Retirement Plan. To the extent that benefits in the preceding table cannot, under the limitations of the Code, be provided under the Retirement Plan, such benefits will be provided under the Company's Supplemental Retirement Benefit Plan (the "SRBP"). Peter J. Robinson and Franco Todisco are not covered by a Company-sponsored pension plan.

        A significant portion of the pension benefits payable to certain named executive officers is provided under the SRBP. Such benefits have historically represented an unfunded liability of the Company. The Company previously provided for funding of a significant portion of the retirement benefits due under the SRBP through cash payments to certain participants in the plan. Such funding arrangements offset the liabilities under the SRBP at the time of such funding. All or a significant portion of the remaining retirement benefits under the SRBP will be provided to certain named executive officers through insurance policies purchased by the Company and held in a secular trust plan (the "Secular Trust Plan") for each participant in the Secular Trust Plan. The amounts paid by the Company on behalf of each participant constitute income to the participant. The Company makes tax payments in an amount sufficient to cover each participant's taxes on both the insurance premiums paid by the Company and the tax payments.

        Employment Agreements.    The Company entered into employment agreements with certain officers, including the named executive officers listed above, that entitle the participants to receive their base salaries and to participate in designated benefit plans of the Company. The agreements provide for termination of employment at any time, with or without cause, and the benefit plans designated therein and each employee's rights to receive salary and bonuses pursuant thereto are subject to modification by the Company in its sole discretion.

Certain Transactions

        During 2003, the law firm of Williams & Jensen, P.C., of which Mr. McMackin is a member, received fees for legal services in connection with various matters. It is anticipated that the Company will continue to utilize the services of Williams & Jensen, P.C. on various Company matters.

Compensation Committee Interlocks and Insider Participation

        The following non-employee directors served on the Compensation Committee of the Company's Board of Directors until March 2004: Edward A. Gilhuly, James H. Greene, Jr. and Michael W. Michelson (Chair). Commencing March 2004, the following non-employee directors serve on the Compensation Committee of the Company's Board of Directors: Robert J. Dineen, James H. Greene, Jr., Anastasia D. Kelly and Michael W. Michelson (Chair). Until June 1987, Mr. Gilhuly and Mr. Greene were officers of the Company. Messrs. Greene, Michelson and Gilhuly are members of KKR & Co. L.L.C., the general partner of Kohlberg Kravis Roberts & Co., L.P., which provides management, consulting and financial services to the Company for an annual fee. In 2003 the payment for the management fee and expenses was $2,226,720. In 2004, the annual fee will be $1,375,000. Such services include, but are not necessarily limited to, advice and assistance concerning any and all aspects of the operation, planning and financing of the Company and its subsidiaries, as needed from time to time.

Board Compensation Committee Report on Executive Compensation

        The Compensation Committee (the "Committee") of the Company's Board of Directors establishes the Company's policies regarding the compensation of its executive officers and other key managers, and oversees the compensation practices employed pursuant to those policies. The Committee also administers the Company's Amended and Restated 1997 Equity Participation Plan, the Performance Award Plan ("PAP"), and, with the Chief Executive Officer, the Senior Management Incentive Plan ("SMIP"). The Committee has direct responsibility for the compensation of the Chief Executive Officer.

        The Company's principal objective is to increase share owner value over time. The Committee's executive compensation policies are intended, and have been structured, to achieve this objective by emphasis on and adherence to the following principles: (1) focus on a significant equity orientation among executives to align their interests with those of all other share owners, (2) linkage of compensation with achievement of certain specific financial, strategic and operating goals which underlie long-term share owner value, (3) maintenance of plans which are intended to be competitive with those of other successful companies of comparable size, particularly those in the industries in which the Company competes, and (4) effective communication and straightforward administration of plans that are well understood and not unduly complex.

        The components of the Company's executive officer compensation are:

  •
  Base Salary

  •
  Annual Incentive

  •
  Long-Term Incentives

  •
  Benefits

        Base Salary.    Base salaries are set at levels intended to be competitive with industrial companies of comparable size in a broad range of American industries, which the Committee believes are the Company's competitors for executive talent. The Committee reviews salaries annually and provides salary adjustments based on periodic reviews of competitive considerations. In May 2003, Mr. Lemieux was granted a $30,000 increase in base salary, representing a 3.4% increase on an annualized basis.

        Annual Incentive.    The Company's SMIP establishes target annual incentives for key executives in the form of a percentage of base salary (up to a maximum target incentive of 100% in the case of the Chief Executive Officer). In 2003, the SMIP provides for annual incentive awards consisting of a corporate performance component based on annual rate of return on net assets ("RONA") and an earnings per share ("EPS") targets, on an equally weighted basis, established by the Board as the performance objectives for the year, an operating unit RONA performance component (for executive positions at the unit level), and a discretionary component. Each performance component and, in the aggregate, the discretionary components are contingent on the Company's performance relative to the corporate RONA and EPS objectives for the year.

        The SMIP establishes quantitative relationships between performance and payout percentages within defined minimum/maximum ranges. The total bonus pool available for distribution to all covered executives, including the Chief Executive Officer, cannot exceed 150% of the total of all target bonuses for the covered executives.

        A recipient of an SMIP payment may elect to receive restricted stock in lieu of cash for all or a portion of such payment. Such restricted stock is issued under the terms of the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., which plan was approved by the share owners at the 1997 Annual Meeting. A recipient who so elects receives a number of shares of restricted stock equal to 120% of the amount of cash forgone divided by the closing price of the Common Stock on the last trading day prior to the date on which the cash amount would have been paid. Except as otherwise provided in the Amended and Restated 1997 Equity Participation Plan of Owens-Illinois, Inc., such restricted stock vests on the third anniversary of the date on which the cash amount would have been paid.

        Because of increasing investor concern and emphasis on liquidity performance, the Committee in the last quarter of 2003 initiated a study of incentive plan goals and objectives. Based on that study, the Committee determined that the performance components for 2004 under SMIP would be based on EBIT cash flow and EPS, weighted 80% and 20%, respectively.

        Based on the Committee's evaluation of the Company's performance relative to the RONA and EPS objectives that were in effect in 2003, and further based on the Committee's evaluation of certain other performance factors relating to the Chief Executive Officer, including, but not limited to, certain factors such as poor weather, greatly increased energy costs, higher interest expense and lower pension earnings adversely affecting financial results notwithstanding generally good manufacturing performance in most of the Company's operating units, Mr. Lemieux was granted an SMIP award of $512,000 for 2003.

        Long-Term Incentives.    There are two forms of long-term incentives utilized for key executives: PAP, which provides cash awards, and the Company's Equity Participation Plan, which provides for grants of stock options and restricted stock.

        The PAP establishes target cash awards for key executives based on a percentage of base salary at the time of the award (up to a maximum target award of 75% in the case of the Chief Executive Officer). The PAP is based on a three-year performance cycle. Award payouts are based on the average annual attainment of the performance objectives set by the Board for each year of each award period. The Board establishes the performance criteria under this Plan and sets the relative weighting where multiple criteria are applicable. During each relevant three-year award period, performance will be evaluated in comparison to the Company's attained level of EPS relative to objectives for these periods. Under the Plan, performance at the level of 100% of these established objectives results in a 100% payment of the PAP award, with such payment percentage increasing or decreasing four percentage points for each single percentage point increase or decrease, respectively, in performance.

        A recipient of a PAP payment may elect to receive restricted stock in lieu of cash for all or a portion of such payment on the same terms described above with respect to SMIP payments.

        The Committee previously approved a PAP allotment to Mr. Lemieux for the 2001-2003 award period of $543,750, and the Committee determined, in the manner described in the immediately preceding paragraph, that performance in 2001-2003 award period relative to the earnings per share objective established for this period warranted a 50% payout of Mr. Lemieux's 2001-2003 PAP allotment.

        In connection with study of incentive plan goals mentioned above, no allotments were made under PAP for the 2003-2005 award period.

        The Company Equity Participation Plan provides executives with the opportunity to acquire an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options only have value if the stock price appreciates from the date the options are granted. Furthermore, under the form of Stock Option Agreement currently approved by the Committee, exercisability of options is not available until the fifth year after the grant date unless exercisability has been accelerated by virtue of increase(s) in the Company stock price.

        Each year the Committee determines the total number of options to be awarded to all eligible key employees as a group. The Committee determined that in 2003 a pool approximately equal to 0.7% of the total number of outstanding shares of common stock of the Company was sufficient to achieve the overall goals of the plan. The number of options awarded to each eligible key employee, including the Chief Executive Officer and each executive officer, is based on the opportunity for such individual to enhance share owner value through the effective performance of such individual's job responsibilities. Consideration is also given to the total number of options previously granted to such individual. In 2003, Mr. Lemieux was granted options on 100,000 shares.

        In addition to the options granted in 2003, the Committee approved the granting of restricted stock to certain eligible key employees, including the Chief Executive Officer and each executive officer. These shares of restricted stock were granted under the Amended and Restated 1997 Equity Participation Plan as part of the Company's program to retain the services of its key employees. The restrictions on the shares do not lapse until the later to occur of (a) the third anniversary of the granting of the shares and (b) normal retirement, early retirement with consent of the Chief Executive Officer of the Company (or, in the case of the Chief Executive Officer of the Company, with the consent of the Committee), or a termination of employment of the grantee that is not initiated by, and not voluntary on the part of the grantee, other than for cause. The restrictions also lapse upon the death or total disability of the grantee. In the event of a termination of the grantee's employment prior to the lapse of the restrictions, the Company may repurchase the shares for $.01 per share. In consideration of the granting of the shares of restricted stock, each grantee agreed to a non-competition covenant. In 2003, Mr. Lemieux was granted 40,000 shares of such restricted stock.

        Benefits.    Benefits offered to executive officers are essentially the same as those offered to all salaried employees of the Company. The level and nature of such benefits are reviewed from time to time to ensure that they are competitive, tax efficient, and otherwise appropriate in the judgment of the Committee.

        The Committee believes that the executive compensation policies and programs described above serve the interest of all share owners and the Company and substantially link the compensation of the Company's executives with the Company's performance.

        Tax Deductibility of Compensation.    During 1993, the Internal Revenue Code of 1986 was amended by adding a new Section 162(m), which denies a tax deduction to a publicly held corporation for compensation paid to its Chief Executive Officer and its other four most highly compensated officers to the extent any such compensation exceeds $1 million in a taxable year after 1993. Such denial of tax deductibility is subject, however, to an exception for "performance-based compensation." The Internal Revenue Service has issued regulations purporting to interpret and implement the provisions of Section 162(m). Mr. Lemieux's compensation under the Company's cash compensation plan is potentially subject to the provisions of Section 162(m). Mr. Lemieux has elected, pursuant to the Company's Amended and Restated 1997 Equity Participation Plan and pursuant to the terms of his employment agreement, to defer an amount of his cash incentive compensation for 2003 such that his total compensation will not exceed the $1 million deductibility limit in 2004. Notwithstanding that deferral, as a result of certain non-cash compensation accruing to Mr. Lemieux and the lapse of restrictions on shares of restricted stock previously acquired by Mr. Lemieux through the deferral of prior bonus payments, a portion of the compensation payable to Mr. Lemieux will be subject to the limitation on deductibility imposed under Section 162(m). The Board is proposing for share owner approval a new incentive bonus plan, as described in Proposal 3, that would give the Company a further vehicle for the payment of performance-based compensation to salaried employees.

                      Michael W. Michelson, Chairman
                      Edward A. Gilhuly
                      James H. Greene, Jr.

Board Audit Committee Report

        The Audit Committee assists the Board of Directors in its oversight of the Company's financial statements. Management is responsible for the financial statements and the financial reporting process. The independent auditors are responsible for expressing an opinion on the conformity of the Company's consolidated financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee has reviewed and discussed the Company's audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees and other professional standards). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the independent auditors their independence from the Company and its management. The Audit Committee also concluded that the independent auditors' provision of non-audit services, as described in the following section, to the Company and its affiliates is compatible with the independent auditors' independence.

        In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the period ended December 31, 2003, for filing with the Securities and Exchange Commission. Also, the Audit Committee has approved the selection of Ernst & Young LLP as the Company's independent auditors for 2004.

        All current members of the Audit Committee of the Company's Board of Directors are eligible to serve on the Committee under the independence standards contained in the current New York Stock Exchange Listing Standards and the enhanced independence standards applicable to audit committees pursuant to Rule 10A-3(b)(i) under the Securities Act of 1934, as amended. The Audit Committee operates under a written charter adopted by the Board. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix A and is available on the Investor Relations section of the Company's website (www.o-i.com) and in print, free of charge, to any share owner upon request addressed to the Corporate Secretary at Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666.

Gary F. Colter, Chairman
Robert J. Dineen
Anastasia D. Kelly

Independent Auditors

        In accordance with the Securities and Exchange Commission's auditor independence rules, the Audit Committee has adopted procedures for pre-approving all non-audit services performed by Ernst & Young LLP after March 18, 2003. Those procedures are set forth below under the heading "Pre-Approval of Independent Auditor Services."

        The aggregate fees for professional services by Ernst & Young LLP in 2003 and 2002 for these various services were:

Type of Fees	2003	2002
	($ in millions)
Audit Fees	$4.96	$4.54
Audit-Related Fees	0.86	0.51
Tax Fees	1.37	1.58
All Other Fees	0.04	0.06

Total	$7.23	$6.69

        In the above table: (a) "audit fees" were for audit of the consolidated accounts, plant visits, statutory audits of international subsidiaries, audits of subsidiaries whose securities are pledged as collateral and accounting consultations related to the audit, (b) "audit-related fees" were for audits of employee benefit plans, audit procedures for divested businesses, agreed-upon procedures for third parties, Sarbanes-Oxley Section 404 advisory services, internal audit assistance (2002 only), other accounting consultations, special project assistance (2002 only) and post-acquisition due diligence (2002 only), (c) tax fees were for expatriate tax compliance and consulting, executive tax services, tax return preparation, sales and use tax reviews, incentives and credits reviews, state and local tax consulting, federal and international tax consultations and extraterritorial income exclusion consultations, and (d) "all other fees" were for filing of tax relief proceeding (2003 only) and for litigation support-forensic auditing (2002 only). All fees for professional services by Ernst & Young LLP incurred after March 18, 2003, were approved in advance under the pre-approval policy adopted by the Board on that date.

        Representatives of Ernst & Young LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Pre-Approval of Independent Auditor Services

        No services will be provided to the Company that are specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services will be pre-approved by the Audit Committee of the Board of Directors as follows:

  I. Statement of Principles

  The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Company. Unless a type of service has received pre-approval, it will require separate pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels will also require separate pre-approval by the Audit Committee.

  This Policy describes the Audit, Audit-related, Tax, and All Other services that have the pre-approval of the Audit Committee. For non-audit services, Company management will submit to the Committee for approval a list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. The term of any pre-approval is for 12 months, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will from time to time review and, if necessary, revise the list of pre-approved services based on subsequent determinations.

  II. Delegation

  The Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  III. Audit Services

  The annual Audit services engagement terms and fees will be subject to separate pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

  In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Company management will submit to the Committee for approval the list of Audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. All other Audit services not pre-approved must be separately pre-approved by the Audit Committee.

  IV. Audit-related Services

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence.

  Company management will submit to the Committee for approval the list of Audit-related services that it recommends the Committee engage the independent auditor to provide for the fiscal year. All other Audit-related services not pre-approved must be separately pre-approved by the Audit Committee.

  V. Tax Services

  The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.

  Company management will submit to the Committee for approval the list of Tax services that it recommends the Committee engage the independent auditor to provide for the fiscal year. All Tax services involving large and complex transactions not pre-approved must be separately pre-approved by the Audit Committee.

  VI. All Other Services

  The Audit Committee will separately pre-approve those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the independence of the auditor.

  A list of the SEC's prohibited non-audit services is set forth below. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

  VII. Pre-Approval Fee Levels or Budgeted Amounts

  Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts will require separate pre-approval by the Audit Committee.

  VIII. Procedures

  Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Corporate Controller, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. The Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this policy.

  IX. Supporting Documentation

  With respect to each proposed pre-approval service, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

Prohibited Non-Audit Services

  •
  Bookkeeping or other services related to the accounting records or financial statements of the audit client

  •
  Financial information systems design and implementation

  •
  Appraisal or valuation services, fairness opinions or contribution-in-kind reports

  •
  Actuarial services

  •
  Internal audit outsourcing services

  •
  Management functions

  •
  Human resources

  •
  Broker-dealer, investment adviser or investment banking services

  •
  Legal services

  •
  Expert services unrelated to the audit

Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG OWENS-ILLINOIS, S&P 500 AND PACKAGING GROUP

        The above graph compares the performance of the Company's Common Stock with that of a broad market index (the S&P 500 Composite Index) and a packaging group consisting of companies with lines of business or product end uses comparable to those of the Company for which market quotations are available.

        The packaging group consists of: AptarGroup, Inc., Ball Corp., Bemis Company, Inc., Chesapeake Corp., Constar International Inc., Crown Holdings, Inc., Owens-Illinois, Inc., Sealed Air Corp., Silgan Holdings Inc., Sonoco Products Co., and Vitro Sociedad Anonima (ADSs).

        BWAY Corp. was removed from the packaging group because it was acquired in 2003 by a company that is not publicly traded. Its removal did not have a significant effect on the performance of the group.

        The comparison of total return on investment for each period is based on the change in market value of the stock, including additional shares assumed purchased through reinvestment of dividends, if any.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2004 (except as otherwise noted in the footnotes below) by each beneficial owner of more than five percent of the outstanding Common Stock known to the Company, each of the Company's directors, named executive officers and all directors and officers as a group. Joseph H. Lemieux, Gerald J. Lemieux and L. Richard Crawford own 30,000, 2,500 and 200 shares of the Company's $2.375 Convertible Preferred Stock, respectively, which shares are reflected in the totals shown below at a conversion rate of 0.9491 shares of Common Stock for each share of Convertible Preferred Stock. No other director, nominee for director, named executive officer or other executive officer beneficially owned any of the Company's preferred stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage
KKR Associates, L.P.(2) 9 West 57th Street New York, New York 10019	36,000,000		22.8%
FMR Corp.(3) 82 Devonshire Street Boston, Massachusetts 02109	21,002,699		14.1
AXA Financial, Inc., and affiliates(4) 1290 Avenue of the Americas New York, New York 10104	11,379,182		7.7
Massachusetts Financial Services Company(5) 500 Boylston Street Boston, Massachusetts 02116	10,438,575		7.1
State Street Bank and Trust Company(6) 225 Franklin Street Boston, MA 02110	19,300,497		13.1
Terry L. Wilkison(1)	377,176	(7)(8)	0.3
Thomas L. Young(1)	442,250	(7)(8)	0.3
Gary F. Colter(1)	1,000		—
Robert J. Dineen(1)	27,282		—
Edward A. Gilhuly(2)	10,000		—
James H. Greene, Jr.(2)	—		—
Anastasia D. Kelly	1,000		—
Joseph H. Lemieux(1)	1,671,578	(7)(8)	1.1
John J. McMackin, Jr.(1)	28,019		—
Michael W. Michelson(2)(9)	20,000		—
George R. Roberts(2)	—		—
Peter J. Robinson(1)	302,750	(7)(8)	0.2
Franco Todisco(1)	125,750	(7)(8)	0.1
All directors and executive officers as a group (other than as set forth in relation to KKR Associates, L.P.) (26 persons)(1)	4,799,469	(7)(8)	3.2

(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date if such person has the right to acquire such shares within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The information includes: all currently exercisable options granted to Messrs. Lemieux, Young, Dineen, McMackin, Robinson, Todisco and Wilkison. The number of shares beneficially owned includes 767,500 shares subject to options granted to Mr. Lemieux; 244,532 shares subject to options granted to Mr. Young; 18,182 shares subject to options granted to Mr. Dineen; 18,391 shares subject to options granted to Mr. McMackin; 83,750 shares subject to options granted to Mr. Robinson; 68,750 shares subject to options granted to Mr. Todisco; 162,250 shares subject to options granted to Mr. Wilkison; and 2,140,705 shares subject to options granted to all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.). For purposes of this table, Mr. Robinson is deemed to have "beneficial ownership" of 74,000 phantom stock units issued under the Company's Amended and Restated 1997 Equity Participation Plan.

(2)
Shares shown as owned by KKR Associates, L.P. are owned of record by three limited partnerships of which KKR Associates, L.P. is the general partner and as to which it possesses sole voting and investment power. As of December 31, 2003, KKR Associates, L.P. owned shares of the Common Stock, which represented approximately 22.8% of the outstanding shares of Common Stock. Henry R. Kravis, George R. Roberts, Paul E. Raether, Michael W. Michelson, James H. Greene, Jr., Edward A. Gilhuly, Perry Golkin and Scott Stuart are the general partners of KKR Associates, L.P., and Messrs. Kravis and Roberts are also the members of the Executive Committee of KKR Associates, L.P., and in such capacity may be deemed to share beneficial ownership of any shares of Common Stock beneficially owned or deemed to be beneficially owned by KKR Associates, L.P., but disclaim any such beneficial ownership.

(3)
The Schedule 13G received by the Company from FMR Corp. ("FMR"), Edward C. Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, indicated that FMR is the beneficial owner of 21,002,699 shares of the Common Stock, with sole power to vote or to direct the vote of 2,182,365 shares and the sole power to dispose or to direct the disposition of 21,002,699 shares. Fidelity is the beneficial owner of 18,820,334 shares of the Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. That number includes 720,006 shares of Common Stock resulting from the assumed conversion of 758,620 shares of the Company's $2.375 Convertible Preferred Stock (0.9491 shares of Common Stock for each share of Convertible Preferred Stock). Edward C. Johnson 3d, FMR, through its control of Fidelity, and the funds each has sole power to dispose of the 18,820,334 shares owned by the Funds. Neither FMR nor Edward C. Johnson 3d, Chairman of FMR, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR is the beneficial owner of 2,182,365 shares of Common Stock as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR, through its control of Fidelity Management Trust Company, each has sole dispositive power over 2,182,365 shares and sole power to vote or to direct the voting of 2,182,365 shares.

(4)
The Schedule 13G received by the Company from AXA Financial, Inc. ("AFI"), filing jointly on behalf of itself and AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle (the "Mutuelles AXA"), and AXA indicated that (a) the Mutuelles AXA and AXA are each the beneficial owner of 11,379,182 shares of the Common Stock, with sole power to vote or to direct the vote on 5,400,185 shares, shared power to vote or direct the vote on 1,055,704 shares, the sole power to dispose or to direct the disposition of 11,379,182 shares and the shared power to dispose or to direct the disposition of 0 shares; (b) AFI is the beneficial owner of 11,379,182 shares of the Common Stock, with sole power to vote or to direct the vote on 5,400,704 shares, shared power to vote or direct the vote on 1,055,704 shares, and the sole power to dispose or to direct the disposition of 11,379,182 shares; (c) Alliance Capital Management L.P. is deemed to have sole power to vote or direct the vote on 7,910,544 shares, is deemed to have shared power to vote or direct the vote on 1,101,245 shares, and is deemed to have sole power to dispose or to direct the disposition of 13,829,403 shares and The Equitable Life Assurance Society of the United States is deemed to have sole power to vote or to direct the vote on 1,700 shares, and is deemed to have sole power to dispose or to direct the disposition of 1,700 shares. The filing further indicated that the filing was made by AFI; AXA, which owns AFI; and the Mutuelles AXA, which as a group control AXA: in AFI's capacity as a parent holding company with respect to the holdings of the following subsidiaries: Alliance Capital Management L.P., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and The Equitable Life Assurance Society of the United States, an insurance company and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(5)
The Schedule 13G received by the Company from Massachusetts Financial Services Company ("MFS") indicated that MFS, together with certain other non-reporting entities, is the beneficial owner of 10,438,575 shares of the Common Stock, with sole power to vote or to direct the vote on 9,959,555 shares and the sole power to dispose or to direct the disposition of 10,438,575 shares. That number includes 111,614 shares of Common Stock resulting from the assumed conversion of 117,600 shares of the Company's $2.375 Convertible Preferred Stock (0.9491 shares of Common Stock for each share of Convertible Preferred Stock).

(6)
The Schedule 13G received by the Company from State Street Bank and Trust Company ("State Street"), acting in various fiduciary capacities, indicated it is beneficial owner of 19,300,497 shares of Common Stock, with sole voting power with respect to 1,136,038 shares of Common Stock, shared voting power with respect to 18,159,359 shares of Common Stock, sole dispositive power with respect to 11,566,345 shares of Common Stock, and shared dispositive power with respect to 7,734,152 shares of Common Stock. The majority of the shares with respect to which State Street is the beneficial owner are owned on behalf of (a) the Owens-Illinois Hourly Supplemental Retirement Plan, (b) the Owens-Illinois Non-Union Retirement and Savings Plan, (c) the Owens-Illinois Stock Purchase and Savings Program, and (d) the Owens-Illinois Long Term Savings Plan.

(7)
The table includes the number of shares of Common Stock that Joseph H. Lemieux, Thomas L. Young, Terry L. Wilkison and all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.) held in the Stock Purchase and Savings Program as of January 31, 2004. No shares are held in such program for Peter J. Robinson or Franco Todisco.

(8)
The number of shares shown as beneficially owned includes the following number of shares of unvested restricted stock over which the following persons or group had voting, but not investment, power as of March 15, 2004; Mr. Lemieux—444,469 shares; Mr. Young—175,000 shares; Mr. Robinson—100,000 shares; Mr. Todisco—57,000 shares; Mr. Wilkison—164,000 shares; and all directors and officers as a group (other than as set forth in relation to KKR Associates, L.P.)—1,653,019 shares. The number of shares shown as beneficially owned by Mr. Robinson and Mr. Todisco also includes 74,000 phantom stock units issued under the Company's Amended and Restated 1997 Equity Participation Plan.

(9)
Does not include 3,000 shares of Common Stock held in an irrevocable trust created by Mr. Michelson for the benefit of his children with respect to which Mr. Michelson disclaims any beneficial ownership. Two of the limited partnerships noted in footnote 2 above (the "KKR Partnerships") dissolved, by their terms, on December 31, 1999. In connection with the dissolution and winding up of the limited partnerships, KKR Associates, L.P., as general partner of the KKR Partnerships, has sole discretion regarding the timing (which may be one or more years after the dissolution of the KKR Partnerships) and manner of the disposition of any Common Stock held by such limited partnerships, including public or private sales of such Common Stock, the distribution of such Common Stock to the limited partners of the limited partnerships or a combination of the foregoing.

PROPOSAL 2
APPROVAL OF THE
2004 EQUITY INCENTIVE PLAN
FOR DIRECTORS OF OWENS-ILLINOIS, INC.

Proposed Plan

        The Board recommends the approval of the 2004 Plan, which amends and restates in its entirety the Stock Option Plan for Directors of Owens-Illinois, Inc., which was adopted on March 11, 1994 and amended effective March 1, 1996 (the "1994 Plan"). The Compensation Committee has adopted the 2004 Plan, subject to share owner approval at the Annual Meeting.

        The principal purposes of the 1994 Plan were: (i) to provide incentives for certain members of the Board who were not employees of the Company, or of any parent or subsidiary, through granting of options, thereby stimulating their personal and active interest in the Company's growth, development and financial success and (ii) inducing them to remain on the Company's Board. The Company believes that the 2004 Plan will enhance the Company's ability to provide meaningful long-term, stock-based incentives to existing and future directors.

        Grants of stock options are currently permitted under the 1994 Plan, and approval of Proposal 2 would amend the 1994 Plan to allow the Board to also award to eligible directors restricted stock and restricted stock units,

        THE SHARE OWNERS ARE BEING ASKED TO APPROVE THE 2004 PLAN IN ORDER TO ALLOW THE COMPANY TO AWARD RESTRICTED STOCK AND RESTRICTED STOCK UNITS IN ADDITION TO STOCK OPTIONS. IF PROPOSAL 2 IS NOT APPROVED, THE 1994 PLAN WILL CONTINUE IN EFFECT WITHOUT THE MODIFICATION CONTAINED IN THE 2004 PLAN.

The Company's Board of Directors recommends
that the share owners vote FOR approval of the 2004 Plan.

        The following is a description of the material provisions of the 2004 Plan. The complete text of the 2004 Plan appears as Appendix B to this Proxy Statement. While the 2004 Plan is summarized herein, such summary is in all respects subject to the complete text of the 2004 Plan contained in Appendix B.

Description of the 2004 Plan

Shares Subject to 2004 Plan.    The 2004 Plan provides for the award of options, restricted stock and restricted stock units covering an aggregate of 525,000 shares of the Company's Common Stock, an increase of 325,000 shares over the number originally authorized in 1994. Of the 200,000 shares originally authorized, 88,427 remain available for grants. If any option expires or is cancelled without having been fully exercised, or if any restricted stock is repurchased by the Company or forfeited, or if any restricted stock unit is forfeited, the shares covered thereby may be subject to the grant of future options, restricted stock or restricted stock units.

Eligibility.    Any director of the Company or of any parent or subsidiary who is not an employee of the Company or of any parent or subsidiary is eligible to be awarded options, restricted stock or restricted stock units under the 2004 Plan. There are approximately eight such eligible non-employee directors.

Exercise Price.    Each option shall have an exercise price of not less than 100% of the fair market value of such share on the date the option is granted. For as long as the Common Stock is listed on the New York

Stock Exchange, the fair market value of the Common Stock generally will be the closing price on such exchange of the Common Stock at the end of the business day preceding the date of grant.

Administration.    The 2004 Plan is administered by the Compensation Committee, which is responsible for determining the persons to whom options, restricted stock and restricted stock units shall be awarded, the number of shares to be subject thereto and the other terms and conditions thereof, including the terms on which options shall become exercisable, subject to certain limitations set forth in the 2004 Plan.

Terms of Options.    All options granted pursuant to the 2004 Plan will expire no later than ten years and one day from the date the option was granted. The Compensation Committee may grant options that are (a) not transferable except by will or pursuant to the applicable laws of descent and distribution upon the death of the optionee or (b) transferable only by gift to (i) such optionee's spouse, children or certain other relatives of the optionee, (ii) a trust for the benefit of the optionee and/or any one or more of such persons listed in (i) herein, (iii) a limited liability company or partnership, all of whose members or partners consist of the optionee or the above-listed relatives or trust, or (iv) a non-profit organization or charitable trust, to which contributions are tax-deductible. The terms of the options granted under the 2004 Plan will be provided in separate stock option agreements.

Terms of Restricted Stock.    Restricted stock may be awarded on such terms and conditions (including the purchase price, if any) and subject to such restrictions as the Compensation Committee may determine. Restricted stock, typically, may be repurchased by the Company if the holder of the restricted stock has terminated membership on the Board of Directors prior to the lapse of the restrictions, although a restricted stock agreement may provide for no repurchase right in certain circumstances. The repurchase price may be equal to or less than the original repurchase price, depending on the circumstances of the termination of membership on the Board prior to the lapse of the restrictions on the shares. In general, restricted stock may not be sold or encumbered until restrictions are terminated or expire. The terms of restricted stock awarded under the 2004 Plan will be provided in separate restricted stock agreements. Holders of restricted stock, unlike recipients of options or restricted stock units, generally will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Terms of Restricted Stock Units.    An award of a restricted stock unit is a grant of the right to receive shares of Common Stock in the future, with such right to future delivery of the Common Stock subject to a risk of forfeiture or other restrictions that shall expire upon the satisfaction of the terms and conditions as the Compensation Committee may determine. Unvested restricted stock units, typically, may be terminated by the Company upon termination of the holder of restricted stock units' membership on the Board. In general, restricted stock units may not be sold or encumbered until all restrictions are terminated or expire. The terms of restricted stock units awarded under the 2004 Plan will be provided in separate restricted stock unit agreements.

Payment for Shares.    The exercise price of all options must be paid in full in cash or, in certain circumstances, with shares of Common Stock owned by the optionee or issuable to the optionee upon exercise of the option, or a combination of such forms of consideration as provided in the 2004 Plan. Each share received by the Company in payment of the purchase price will be valued at its fair market value on the date of exercise.

Changes in Common Stock.    In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or otherwise, the number and kind of shares covered by the 2004 Plan and by each outstanding option or award of restricted stock or restricted stock unit, and the exercise price per share, shall be adjusted (such adjustments with respect to outstanding shares shall be made proportionately).

Term of 2004 Plan.    The term of the 2004 Plan shall expire ten years from the date it is approved by the Company's share owners, unless the 2004 Plan is sooner terminated by the Board or unless the term of the 2004 Plan is extended by the Board, subject to approval by the Company's share owners. No option, restricted stock or restricted stock unit may be granted or awarded during any period of suspension of the 2004 Plan or after termination of the 2004 Plan.

Amendment and Termination.    The 2004 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Compensation Committee. However, certain provisions of the 2004 Plan may not be amended or modified without share owner approval. These provisions include the provisions respecting the maximum number of shares which may be issued on the exercise of options or on awards of restricted stock or on the vesting of restricted stock units, eligibility requirements for receipt of awards, minimum option price requirements and extending the period during which the 2004 Plan is in effect. Approval of Proposal 2 would initiate a new term of the 2004 Plan, with such term to expire ten years from the date the 2004 Plan is approved by the share owners.

Federal Income Tax Consequences

        Options.    The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise.

Restricted Stock.    A director to whom restricted stock is issued will have taxable income upon issuance of the restricted stock, unless the restricted stock is subject to a substantial risk of forfeiture. Restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the risk of forfeiture lapses, unless the director makes an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed as of the date of receipt. In general, the Company will be entitled to a deduction for any amounts taxable to the director at the time the director is taxed.

Restricted Stock Units.    A director who is awarded a restricted stock unit will not have taxable income upon issuance of the restricted stock unit. Upon the director's receipt of shares transferred by the Company in satisfaction of a restricted stock unit, the director will be taxable under the rules discussed above with respect to restricted stock. In general, the Company will be entitled to a deduction for any amounts taxable to the director at the time the director is taxed.

Reasons For Proposal

        The 1994 Plan currently provides for the grant of stock options to eligible directors. The Board has determined that it is advisable to continue to provide stock-based incentive compensation to the Company's directors in order to continue to align the interests of such directors with those of the share owners and that it is advisable for the 2004 Plan to allow non-employee directors to be offered the opportunity to become owners of Common Stock under awards of restricted stock and restricted stock units, as well as under grants of stock options.

        Pursuant to the 1994 Plan, each non-employee director receives a grant of an option for 5,000 shares of Common Stock annually on the day immediately following the date of the annual meeting of share owners. Options are priced at the fair market value of the Common Stock on the date of grant, have a term of ten years and one day, and vest on the first anniversary of the grant date. No restricted stock or restricted stock units will be awarded pursuant to the 2004 Plan until it is approved by the Company's share owners. Awards of stock options, restricted stock and restricted stock units are subject to the discretion of the Compensation Committee. Therefore, it is not possible to determine the awards of restricted stock or restricted stock units that will be received in the future by eligible directors under the 2004 Plan or the awards of restricted stock or restricted stock units that would have been received by such eligible directors if the 2004 Plan had been in effect in the year ended December 31, 2003.

        The Board recommends that the 2004 Plan be approved, and that restricted stock and restricted stock units, in addition to stock options, be permitted to be granted to eligible directors.

PROPOSAL 3
APPROVAL OF THE
INCENTIVE BONUS PLAN

Proposed Plan

        The Board recommends the approval of the Incentive Bonus Plan (the "Bonus Plan"). The Board previously adopted the Bonus Plan, subject to shareholder approval at the Annual Meeting.

        The Bonus Plan is intended to provide performance-based cash bonuses to certain key executives of the Company that will qualify for income tax deduction by the Company. Section 162(m) of the Internal Revenue Code of 1986 disallows a federal income tax deduction to publicly held corporations for compensation paid to certain of their senior executive officers in excess of $1 million in any taxable year. This deduction limitation does not apply to compensation that is considered performance-based.

        THE SHARE OWNERS ARE BEING ASKED TO APPROVE THE BONUS PLAN IN ORDER TO ALLOW THE COMPANY TO TAKE A DEDUCTION FOR CERTAIN BONUSES PAID TO SENIOR MANAGEMENT. IF THE SHARE OWNERS DO NOT APPROVE THE BONUS PLAN, THE BONUS PLAN WILL NOT BE IMPLEMENTED.

The Company's Board of Directors recommends
that the share owners vote FOR approval of the Bonus Plan.

        The following is a summary description of Section 162(m) of the Code and the Bonus Plan. The complete text of the Bonus Plan appears in Appendix C to this Proxy Statement. While the Bonus Plan is summarized below, the summary is in all respects subject to the complete text of the Bonus Plan contained in Appendix C.

Background and Reason for the Proposal.

        In general, Section 162(m) of the Internal Revenue Code of 1986 (the "Code") denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million for a taxable year paid to any individual who, on the last day of the taxable year, is the chief executive officer or is among its four other most highly compensated executive officers. Certain compensation is not subject to this deduction limit, including compensation that is paid solely on account of the attainment of one or more pre-established, objective performance goals (performance-based compensation). For compensation to qualify for the performance-based compensation exception, in addition to other requirements, the material terms under which the performance-based compensation is to be paid, including the performance goals, must be disclosed to, and approved by, the stockholders of the corporation prior to the payment.

        The Bonus Plan is intended to provide performance-based incentive compensation within the meaning of Section 162(m) of the Code. Participation in the Bonus Plan is not exclusive, and the Bonus Plan does not limit the ability of the Board to adopt any additional bonus plan or to pay any other compensation, including any additional bonus, to any executive officer or other employee. It is possible that any such additional bonus would not be deductible, and it is also possible that any such additional bonus would not be considered performance-based compensation or would not be deductible.

        If the share owners of the Company do not approve the Bonus Plan, the Bonus Plan will not be implemented, and, as a result of the application of Section 162(m) of the Code, a portion of the compensation paid to the Chief Executive Officer and other executive officers might exceed the $1 million threshold, and might not be tax deductible.

Description of the Bonus Plan

        Administration/Eligible Participants.    The Bonus Plan is administered by the Compensation Committee of the Board, which may delegate its duties and powers in whole or in part to a subcommittee consisting solely of at least two outside directors within the meaning of Section 162(m) of the Code (the "Committee"). The Committee selects the executives who are eligible to be designated as participants under the Bonus Plan and to receive periodic awards under the plan. This designation may vary from year to year, and it is anticipated that it will be based primarily on the Committee's judgment as to which executive officers are likely to be named in the Company's proxy statement and are expected to have compensation in excess of $1 million.

        Objective Performance Goals.    Under the Bonus Plan, the objective performance goals, which may differ for each participant, must be based on attainment of one or more of the following: earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); net income; operating income; earnings per share; book value per share; return on equity; expense management; return on investment before or after the cost of capital; improvements in capital structure; profitability of an identifiable business unit or product; maintenance or improvement of profit margins; stock price; market share; revenues or sales; costs; cash flow; working capital; return on assets; cost reduction goals; return on sales; gross margin; debt reduction; new product launches; completion of joint ventures, divestitures, acquisitions or other corporate transactions; new business or expansion of customers or clients; or productivity improvement. The foregoing criteria may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies of indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code, the Committee may adjust, modify or amend the above business criteria, either in establishing any performance goal or in determining the extent to which any performance goal has been achieved. Without limiting the generality of the foregoing, the Committee shall have the authority, at the time it establishes the performance goals for the applicable performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of this Plan. The maximum amount of an award to any participant with respect to a fiscal year of the Company shall be $5,000,000.

        Committee Certification.    At the end of the applicable performance period, the Committee must certify the attainment of the applicable performance goals prior to payment of any bonus under the Bonus Plan, and may reduce (but not increase) the amount of any bonus. The performance goals based on one or more of the foregoing performance factors will be established by the Committee while the outcome of the performance period is still substantially uncertain and not later than 90 days after the commencement of the period to which the performance goals relate (but in no event after 25 percent of the relevant performance period has elapsed).

        Form of Payment.    The Committee will have the authority to determine if the applicable award is paid in cash or in the form of equity of the Company in conjunction with the Company's Amended and Restated 1997 Equity Participation Plan (or successor plan).

        Amendment.    The Board or the Committee may amend, alter or terminate the Bonus Plan, except that any amendments must comply with the applicable requirements for exemption, to the extent necessary, under Section 162(m) of the Code.

        The Board recommends that the Bonus Plan be approved.

GENERAL INFORMATION

Outstanding Stock

        An aggregate of 148,210,934 shares of the Company's Common Stock was outstanding at the close of business on March 15, 2004. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. Shares of Common Stock held by the trustee under the Company's 401(k) plans must be voted by the trustee in accordance with written instructions from participants in such plan or, as to those shares for which no instructions are received, in a uniform manner as a single block in accordance with the instructions received with respect to the majority of shares for which instructions were received from participants. No other securities are entitled to be voted at the Annual Meeting.

Revocability of Proxies

        Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing or at the 2004 Annual Meeting.

Solicitation Costs

        The Company will pay the cost of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Board. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board's recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and telegram. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock, and the Company will reimburse them for reasonable out-of-pocket expenses incurred in connection therewith.

Voting Procedures

        A majority of the shares entitled to vote constitutes a quorum at a meeting of the share owners. If a quorum is present, the vote of a plurality of the votes cast by the shares entitled to vote is necessary for the election of directors. Approval of the 2004 Plan and the Bonus Plan require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting. Approval of the 2004 Plan and the Bonus Plan also require that the holders of a majority of the shares entitled to vote (as determined in accordance with the rules of the New York Stock Exchange) cast a vote, whether in favor, against or in abstention. The presence of a quorum, either in person or by proxy, and the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required to take most other actions.

        If shares are held in a brokerage account or by another nominee, the share owner is considered the "beneficial owner" of shares held in "street name", and these proxy materials are being forwarded to the share owner by the broker or nominee (the "record holder") along with a voting instruction card. The beneficial owner has the right to direct the record holder how to vote such shares, and the record holder is required to vote the shares in accordance with such instructions. If the share owner does not give instructions to the record holder, the record holder will be entitled to vote the shares in its discretion on Proposal 1 (Election of Directors), but will not be able to vote such shares on Proposal 2 (Approval of 2004

Equity Incentive Plan for Directors) or Proposal 3 (Approval of Incentive Bonus Plan) and such shares will be considered a "broker non-vote" on those proposals.

        If shares are treated as a broker non-vote or abstention, the shares will be included in the number of shares represented for purposes of determining whether a quorum is present. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matters which the broker has not expressly voted. Thus, broker non-votes will not affect the outcome of the voting on Proposal 1 (Election of Directors) but will have the same effect as a negative vote on Proposal 2 (Approval of 2004 Equity Incentive Plan for Directors) and on Proposal 3 (Approval of Incentive Bonus Plan). Abstentions also are counted for purposes of determining the minimum number of affirmative votes required for approval of proposals and, accordingly, have the effect of a vote against those proposals.

        If a quorum is present, abstentions have no effect on the outcome of voting for directors.

Other Matters

        Management of the Company does not know of any matter that will be presented for action at the 2004 Annual Meeting other than the election of directors, approval of the 2004 Plan and approval of the Bonus Plan as presented herein. However, if any other matter should be brought to a vote at the meeting, all shares covered by proxies solicited hereby will be voted with respect to such matter in accordance with the proxy holders' discretion.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission with a copy to the New York Stock Exchange. These reporting persons are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms which they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no reports were required, all of these reporting persons made all required filings on time during 2003.

Share Owner Proposals and Nominations for 2005 Annual Meeting

        A share owner desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2005 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8. Any such proposal must be received by the Company no later than December 1, 2004. The Company requests that all such proposals be addressed to Corporate Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666, and be mailed by certified mail, return receipt requested.

        Share owners who submit to the Company evidence of their share ownership may recommend candidates for the Board. Recommendations of candidates for the Board submitted by share owners for consideration for the 2005 Annual Meeting will be considered by the Nominating/Corporate Governance Committee if the Company receives written notice of such recommendations no later than December 1, 2004. The Company requests that all such notices be addressed to the Corporate Secretary, Owens-Illinois, Inc., One SeaGate, Toledo, Ohio 43666. The notice must include certain information about that person being recommended, including (i) age, (ii) business and residence addresses, (iii) principal occupation, (iv) a description of any arrangements or understandings between the share owner and such nominee pursuant to which the nomination is to be made by the share owner and (v) such other information as would be required to be included in a proxy statement soliciting proxies to elect that person as a director. The notice must also contain the consent of the nominee to serve as a director if so elected.

Reports to Share Owners

        The Company has mailed this Proxy Statement and a copy of its 2003 Annual Report to each share owner entitled to vote at the Annual Meeting. Included in the 2003 Annual Report are the Company's consolidated financial statements for the year ended December 31, 2003.

        A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Owens-Illinois, Inc., Investor Relations, One SeaGate, Toledo, Ohio 43666. The Form 10-K is also available without charge on the Company's website at www.o-i.com.

Toledo, Ohio
April 7, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee shall represent and assist the Board of Directors with the oversight of: (a) the integrity of the Company's financial statements and internal controls, (b) the Company's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence and (d) the performance of the Company's internal audit function and of the independent auditor. Except as otherwise required by applicable laws, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole. In addition, the Audit Committee shall prepare an audit committee report as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

Membership

        The Audit Committee shall consist of three or more directors all of whom in the judgment of the Board of Directors meet the requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 and shall satisfy the requirements for independence set out in Section 303A(2) of the New York Stock Exchange listing standards. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company's basic financial statements or shall at the time of appointment undertake training for that purpose. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with New York Stock Exchange listing standards. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and (ii) discloses such determination in the Company's annual proxy statement. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.

Chairman

        Unless a Chairman is elected by the Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Responsibilities

        1.     Direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting). The independent auditor must report directly to the Audit Committee.

        2.     Pre-approve all permitted non-audit services to be performed by the independent auditor subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 which are approved by the Audit Committee prior to the completion of the audit and establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

        3.     At least annually, consider the independence of the independent auditor, including whether the provision by the independent auditor of permitted non-audit services is compatible with independence. In connection therewith, the Audit Committee shall obtain and review: (a) a report by the independent auditor describing (i) the independent auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (iii) (to assess the independent auditor's independence) all relationships between the independent auditor and the Company; and (b) any other required reports from the independent auditor.

        4.     Review with the independent auditor the results of the annual audit and any other matters required to be communicated to the Audit Committee by the independent auditor under generally accepted auditing standards and SEC regulations, including, but not limited to, (a) any problems or difficulties that the auditor encountered in the course of the audit work, and management's response; (b) any restrictions on the scope of activities or access to requested information; (c) any significant disagreement with management; and (d) any questions, comments or suggestions the independent auditor may have relating to the internal controls, and accounting practices and procedures, of the Company or its subsidiaries. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the independent auditor firm's national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

        5.     At least annually, review the scope and results of the internal audit program, including then current and future programs of the Company's internal audit department, procedures for implementing accepted recommendations made by the independent auditor, and any significant matters contained in reports from the internal audit department.

        6.     In consultation with the independent auditors, management and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Audit Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding: (a) all critical accounting policies and practices to be used by the Company; (b) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (c) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (d) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on such financial statements; and (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

        7.     Review and discuss with management and the independent auditor the annual audited financial statements and quarterly financial statements of the Company, including: (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (b) any material changes in accounting principles or practices used in preparing the financial statements prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) the items required by Statement of Auditing Standards 61 as in effect at that time in the case of the annual statements and Statement of Auditing Standards 100 as in effect at that time in the case of the quarterly statements.

        8.     Recommend to the Board of Directors, based on the review described in paragraphs 3 and 7 above, whether the financial statements should be included in the annual report on Form 10-K.

        9.     Review and discuss with management and the independent auditors the corporation's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the corporation may provide earnings guidance.

        10.   Discuss Company policies with respect to risk assessment and risk management, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures and guidelines and policies to govern the process by which risk assessment and management is undertaken, and review contingent liabilities and risks that may be material to the Company and major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

        11.   Review: (a) the status of compliance with laws, regulations, and internal procedures; and (b) the scope and status of systems designed to promote Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and third parties as determined by the Audit Committee.

        12.   Establish procedures for (a) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and (b) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

        13.   Establish clear policies for the hiring of employees and former employees of the independent auditor.

        14.   Conduct an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

Structure and Operation

        1.     The Audit Committee shall (a) meet at least four times each year and at such other times as it deems necessary to fulfill its responsibilities, (b) periodically meet separately, in executive session, with management, the internal auditor and the independent auditor, and (c) report regularly to the Board of Directors with respect to its activities and make recommendations to the Board of Directors as appropriate. The report to the Board of Directors should include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

        2.     The Audit Committee shall have the authority to retain and obtain advice and assistance from independent counsel, accountants and other advisers, as it deems necessary or appropriate, to assist in the carrying out of its duties. In addition, the Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Audit Committee.

        3.     The Audit Committee shall have the appropriate funding, as determined by the Audit Committee, for payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties and compensation (a) to the independent auditor for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company and (b) to any independent counsel or other advisors employed by the Audit Committee.

General

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and all applicable laws, rules and regulations. These are the responsibilities of management and the independent auditor.

APPENDIX B

2004 EQUITY INCENTIVE PLAN FOR DIRECTORS OF
OWENS-ILLINOIS, INC.

        OWENS-ILLINOIS, INC., a corporation organized under the laws of the State of Delaware (the "Company"), hereby amends and restates in its entirety the Stock Option Plan for Directors of Owens-Illinois, Inc., which was adopted on March 11, 1994 and amended effective March 1, 1996, as the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc. The purposes of this Equity Incentive Plan are as follows:

        (1)   To further the growth, development and financial success of the Company by providing additional incentives to certain members of its Board of Directors who are not employees of the Company, by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

        (2)   To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company under grants and awards of options, restricted stock and restricted stock units.

        The Plan shall be effective upon the date it is approved by the Company's stockholders ("Effective Date").

ARTICLE I
DEFINITIONS

        Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

Section 1.1—Award

        "Award" shall mean an Option, Restricted Stock or Restricted Stock Unit granted or awarded under this Plan.

Section 1.2—Board

        "Board" shall mean the Board of Directors of the Company.

Section 1.3—Code

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.4—Committee

        "Committee" shall mean a committee of the Board appointed to administer the Plan, as provided in Section 8.1.

Section 1.5—Common Stock

        "Common Stock" shall mean the Company's common stock, $.01 par value.

Section 1.6—Company

        "Company" shall mean Owens-Illinois, Inc. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Options, outstanding under the Plan, in a transaction to which Section 424(a) of the Code would apply if such Options were "incentive stock options" within the meaning of Section 422 of the Code.

Section 1.7—Director

        "Director" shall mean a member of the Board, whether he is such a member at the time this Plan is adopted or becomes such a member subsequent to the adoption of this Plan, who is not an employee of the Company or of any corporation which is a Parent Corporation or a Subsidiary.

Section 1.8—Effective Date

        "Effective Date" shall have the meaning set forth in the preamble of this Plan.

Section 1.9—Exchange Act

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.10—Fair Market Value

        "Fair Market Value" of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, either (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

Section 1.11—Holder

        "Holder" shall mean a Director to whom an Award is granted or awarded under the Plan.

Section 1.12—Option

        "Option" shall mean an option to purchase Common Stock, granted under Article III of this Plan.

Section 1.13—Optionee

        "Optionee" shall mean a Director to whom an Option is granted under the Plan.

Section 1.14—Parent Corporation

        "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.15—Plan

        "Plan" shall mean this 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc.

Section 1.16—Restricted Stock

        "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

Section 1.17—Restricted Stock Agreement

        "Restricted Stock Agreement" shall mean Restricted Stock Agreement as provided in Section 6.3.

Section 1.18—Restricted Stock Unit

        "Restricted Stock Unit" shall mean a unit of Restricted Stock awarded under Article VII of this Plan.

Section 1.19—Restricted Stock Unit Agreement

        "Restricted Stock Unit Agreement" shall mean Restricted Stock Unit Agreement as provided in Section 7.3.

Section 1.20—Rule 16b-3

        "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

Section 1.21—Securities Act

        "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.22—Stock Option Agreement

        "Stock Option Agreement" shall mean Stock Option Agreement as provided in Section 4.1.

Section 1.23—Subsidiary

        "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Subsidiary" shall also mean any partnership in which the Company and/or any Subsidiary owns more than 50% of the capital or profits interests.

Section 1.24—Termination of Membership

        "Termination of Membership" shall mean the time when a Holder's membership on the Board of the Company or of a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, total disability or retirement, but excluding (i) terminations where there is a simultaneous reelection to or other reestablishment of membership on the Board of the Company or of a Parent Corporation or a Subsidiary (ii) terminations resulting from the normal expiration of the director's term or (iii) terminations where the Optionee continues a relationship (e.g., as an employee or as a consultant) with the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Membership, including, but not by way of limitation, the question of whether a Termination of Membership resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Membership.

Section 1.25—Transferable Option

        "Transferable Option" means an Option which by its terms, as determined by the Committee and set forth in the applicable Stock Option Agreement (or an amendment thereto), may be transferred by the Optionee, in writing and with written notice thereof to the Committee, by gift, without the receipt of any consideration, (i) to such Optionee's spouse; or (ii) to any child or more remote lineal descendant of such Optionee or to the spouse of any such child or more remote lineal descendant; or (iii) to any trust, custodianship, or other similar fiduciary relationship maintained for the benefit of the Optionee and/or any one or more of such persons listed in (i) or (ii) herein; or (iv) to any limited liability company or partnership, all of whose members or partners consist of the Optionee and/or any one or more of such persons listed in (i), (ii) or (iii) herein; or (v) to any non-profit organization or charitable trust, contributions to which qualify for an income tax deduction under Section 170(c) of the Code, but is otherwise nontransferable except by will or the applicable laws of descent and distribution.

Section 1.26—Transferee

        "Transferee" shall mean any person or entity to whom or to which an Optionee has transferred a Transferable Option.

ARTICLE II
SHARES SUBJECT TO PLAN

Section 2.1—Shares Subject to Plan

        The shares of stock subject to Options, awards of Restricted Stock and issuance upon the vesting of Restricted Stock Units shall be shares of Common Stock. The aggregate number of such shares which may be issued upon the exercise of such Options, upon any such awards of Restricted Stock or upon the vesting of such Restricted Stock Units shall not exceed 525,000. For purposes of determining the number of shares of Common Stock that may be issued under the Plan, such number shall increase by the number of shares tendered or relinquished to the Company (a) in connection with the exercise of an Option or (b) in payment of federal, state and local income tax withholding liabilities upon exercise of an Option or award or vesting of Restricted Stock or Restricted Stock Units.

Section 2.2—Unexercised or Unvested Awards

        If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock is repurchased by the Company or forfeited in connection with a Termination of Membership or otherwise, the number of shares repurchased or forfeited may again be granted hereunder, subject to the limitations of Section 2.1. If any Restricted Stock Unit is forfeited in connection with a Termination of Membership or otherwise, the number of shares forfeited may again be granted hereunder, subject to the limitations of Section 2.1.

Section 2.3—Changes in Company's Shares

        In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization or reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares for the purchase of which Options may be granted, which may be awarded as Restricted Stock or which may be issued upon the vesting of Restricted Stock Units, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on the exercise of Options, for awards of Restricted Stock and on the vesting of Restricted Stock Units.

ARTICLE III
GRANTING OF OPTIONS

Section 3.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options.

Section 3.2—Granting of Options

        (a)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Options have been previously granted under the Plan) as in its opinion should be granted Options; and

          (ii)   Determine the number of shares to be subject to such Options granted to such Directors; and

          (iii)  Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to, such terms and conditions as may be required in order to make an Option a Transferable Option.

        (b)   Upon the selection of a Director to be granted an Option, the Committee shall instruct the appropriate officer or officers of the Company to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

ARTICLE IV
TERMS OF OPTIONS

Section 4.1—Stock Option Agreement

        Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Transferable Options shall contain (or may be amended to contain) such terms and conditions as may be necessary to meet the definition of a Transferable Option under Section 1.25 hereof.

Section 4.2—Option Price

        The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the Fair Market Value of such shares on the date such Option is granted.

Section 4.3—Commencement of Exercisability

        (a)   No Option may be exercised in whole or in part during the first year after such Option is granted, except as may be provided in Sections 4.3(c) and 4.5.

        (b)   Subject to the provisions of Sections 4.3(a), 4.3(c) and 4.5, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(a), 4.3(c) and 4.5, accelerate the time at which such Option or any portion thereof may be exercised.

        (c)   No portion of an Option which is unexercisable at Termination of Membership shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

Section 4.4—Expiration of Options

        (a)   No Option may be exercised to any extent by anyone after the first to occur of the following events:

          (i)    The expiration of ten years and one day from the date the Option was granted; or

          (ii)   Except in the case of (A) any Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), or (B) any Optionee who retires within the meaning of clause (iv) below, or (C) any Optionee who dies or (D) any Optionee whose right to exercise his Option is extended by the Committee pursuant to clause (vi) below, the expiration of three months from the date of the Optionee's Termination of Membership for any reason unless the Optionee dies within said three-month period; or

          (iii)  In the case of any Optionee who is totally disabled (as determined by the Committee in accordance with Company policies), the expiration of one year from the date of the Optionee's

  Termination of Membership by reason of his disability unless the Optionee dies within said one-year period; or

          (iv)  In the case of any Optionee who retires (as determined by the Committee in accordance with Company policies), the expiration of three years from the date of the Optionee's Termination of Membership by reason of such retirement; or

          (v)   The expiration of one year from the date of the Optionee's death; or

          (vi)  In the case of any Optionee whose right to exercise his Option is extended by the Committee, which extension shall not exceed three years from the date of Optionee's Termination of Membership, the date upon which such extension expires.

        (b)   Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Membership; provided, however, that provision may be made that such Option shall become exercisable in the event of a Termination of Membership because of the Optionee's retirement or total disability (each as determined by the Committee in accordance with Company policies) or death.

Section 4.5—Merger, Consolidation, Acquisition, Liquidation or Dissolution

        Notwithstanding the provisions of Section 9.4, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

ARTICLE V
EXERCISE OF OPTIONS

Section 5.1—Persons Eligible to Exercise

        During the lifetime of the Optionee, only he or his Transferee, if any, may exercise an Option (or any portion thereof) granted to him. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement, be exercised by his Transferee, if any, or by his personal representative or any other person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. All of the terms and conditions of any Option in the hands of the Optionee during his lifetime shall be and remain fully applicable and binding on his Transferee, if any, and on any other person who may become eligible to exercise such Option.

Section 5.2—Partial Exercise

        At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3—Manner of Exercise

        An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the secretary of the Company or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement:

        (a)   Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

        (b)   (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (ii)   With the consent of the Committee, either (A) shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company or (B) shares of Common Stock issuable to the Optionee upon exercise of the Option, with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

          (iii)  With the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i) and (ii); and

        (c)   The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, either (i) shares of Common Stock owned by the Optionee duly endorsed for transfer or (ii) shares of Common Stock issuable to the Optionee upon exercise of the Option, valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment; and

        (d)   Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

        (e)   In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4—Rights as Stockholders

        The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionee.

Section 5.5—Transfer Restrictions

        Unless otherwise approved in writing by the Committee, no shares acquired upon the exercise of any Option by any Director may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

ARTICLE VI
AWARDS OF RESTRICTED STOCK

Section 6.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be awarded Restricted Stock.

Section 6.2—Award of Restricted Stock

        (a)   An award of Restricted Stock is a grant of shares of Common Stock, with such shares of Common Stock that may be subject to a risk of forfeiture or other restrictions that shall expire upon the satisfaction of the terms and conditions in the Restricted Stock Agreement.

        (b)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Restricted Stock have been previously awarded under the Plan) as in its opinion should be awarded Restricted Stock; and

          (ii)   Determine the term of the restrictions placed on the Restricted Stock; and

          (iii)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

Section 6.3—Restricted Stock Agreement

        Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the Holder and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan.

Section 6.4—Rights as Stockholders

        Upon delivery of the shares of Restricted Stock to the Holder or the escrow holder pursuant to Section 6.7, the Holder shall have, unless otherwise provided by the Committee, all of the rights and privileges of a stockholder of the Company with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including voting rights and the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

Section 6.5—Restrictions

        All shares of Restricted Stock issued under this Plan (including any shares received by Holders with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee, in its absolute discretion, shall provide, which restrictions may include, without limitation, forfeiture conditions, restrictions concerning voting rights and transferability and restrictions based on duration of membership on the Board of the Company or of a Parent Corporation or a Subsidiary. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Holder of Restricted Stock upon issuance, the Holder's rights in unvested Restricted Stock shall lapse upon Termination of Membership.

Section 6.6—Repurchase of Restricted Stock

        The Committee may provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the holder of Restricted Stock the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Membership of the Holder, at a cash price per share equal to the price paid by the holder of Restricted Stock for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Membership without cause, or following a change in control of the Company or because of the Holder's retirement, death or disability, term expiration, or otherwise, and provided further that provisions may be made that the right of repurchase may be exercised at a price less than the price paid by the Holder in the event of termination for cause, voluntary termination or otherwise.

Section 6.7—Escrow

        The secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 6.8—Legend

        In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE VII
AWARDS OF RESTRICTED STOCK UNITS

Section 7.1—Eligibility

        Any Director of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be awarded Restricted Stock Units.

Section 7.2—Award of Restricted Stock Units

        (a)   An award of a Restricted Stock Unit is a grant of the right to receive shares of Common Stock in the future, with such right to future delivery of such shares of Common Stock subject to a risk of forfeiture or other restrictions that shall expire upon the satisfaction of the terms and conditions in the Restricted Stock Unit Agreement.

        (b)   The Committee shall from time to time, in its absolute discretion:

          (i)    Determine the Directors (including those to whom Restricted Stock Units have been previously awarded under the Plan) as in its opinion should be awarded Restricted Stock Units; and

          (ii)   Determine the term of the vesting period placed on the Restricted Stock Units; and

          (iii)  Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock Units, consistent with the Plan.

Section 7.3—Restricted Stock Unit Agreement

        Restricted Stock Units shall be issued only pursuant to a written Restricted Stock Unit Agreement, which shall be executed by the Holder and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

Section 7.4—Rights as Stockholders

        A Holder of Restricted Stock Units shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares covered by the Restricted Stock Units unless and until such shares have been registered on the stock transfer books of the Company in the name of such Holder.

Section 7.5—Restrictions

        All Restricted Stock Units issued under this Plan (including any units received by holders thereof with respect to Restricted Stock Units as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Unit Agreement, be subject to such restrictions as the Committee, in its absolute discretion, shall provide, which restrictions may include, without limitation, forfeiture conditions, restrictions concerning voting rights and vesting and transferability and restrictions based on duration of membership on the Board of the Company or of a Parent Corporation or a Subsidiary. Restricted Stock Units may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Holder of Restricted Stock Units upon issuance, the Holder's rights in unvested Restricted Stock Units shall lapse upon Termination of Membership.

ARTICLE VIII
ADMINISTRATION

Section 8.1—Committee

        The Committee shall consist of two or more members of the Board, appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 8.2—Duties and Powers of Committee

        It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options, Restricted Stock and Restricted Stock Unit Agreements issued hereunder and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

Section 8.3—Majority Rule

        The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 8.4—Compensation; Professional Assistance; Good Faith Actions

        Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, Restricted Stock and Restricted Stock Units granted or awarded hereunder, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

ARTICLE IX
OTHER PROVISIONS

Section 9.1—Consideration

        In consideration of the granting of an Award under the Plan, the Holder shall agree, in the written Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement, to remain a member of the Board of the Company or of a Parent Corporation or a Subsidiary for a period of at least one year after the Award is granted; provided, however, that the Committee may require that the Holder provide additional consideration for such Award.

Section 9.2—Awards Not Transferable

        No Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.2 shall prevent any transfer of a Transferable Option in accordance with its terms or any transfer by will or by the applicable laws of descent and distribution.

Section 9.3—Conditions to Issuance of Stock Certificates

        The shares of stock issuable and deliverable under upon the Plan may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock under the Plan prior to fulfillment of all of the following conditions:

        (a)   The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

        (b)   The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

        (c)   The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

        (d)   The payment to the Company (or other applicable corporation) of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the Award; and

        (e)   With respect to the exercise of an Option, the lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 9.4—Adjustments in Outstanding Awards

        In the event that the outstanding shares of Common Stock subject to Awards are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization or reclassification, or the number of shares is increased or decreased by reason of a stock split-up, stock dividend, combination of shares or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company (provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"), the Committee shall make appropriate adjustments in the number and kind of shares as to which all outstanding Awards, or portions thereof then unexercised or unvested, shall be exercisable or granted upon any Awards, to the end that after such event the Holder's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Award shall be made without change in the total price applicable to the Award or the unexercised portion of an Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Committee shall be final and binding upon all Holders, the Company and all other interested persons.

Section 9.5—Term of the Plan

        The term of the Plan shall expire ten years from the Effective Date, unless the Plan is sooner terminated by the Board or unless the term of the Plan is extended by the Board, subject to approval by the Company's stockholders. No Award may be granted during any period of suspension of the Plan or after termination of the Plan.

Section 9.6—Amendment, Suspension or Termination of the Plan

        The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on the exercise of Options or awarded as Restricted Stock or the vesting of Restricted Stock Units, materially modify the eligibility requirements of Sections 3.1, 6.1 or 7.1, reduce the minimum Option price requirements of Section 4.2, extend the limit imposed in Section 9.5 on the period during which Awards may be granted, or amend or modify the Plan in a manner requiring stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted.

Section 9.7—No Right to Continued Board Membership

        Nothing in this Plan or in any Stock Option Agreement, Restricted Stock Agreement or Restricted Stock Unit Agreement hereunder shall confer upon any Holder any right to continue as a member of the Board of the Company or of any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights otherwise conferred on or reserved to the Board and the stockholders of the Company, its Parent Corporations and its Subsidiaries, and/or the stockholders of any of them, to terminate any Holder's Board membership at any time for any reason whatsoever, with or without cause.

Section 9.8—Effect of Plan Upon Other Option and Compensation Plans

        The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for members of the Board of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options, restricted stock or restricted stock units otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or restricted stock units in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.9—Titles

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 9.10—Conformity to Securities Laws

        The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

* * * *

        I hereby certify that the foregoing Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 23, 2004.

        Executed as of the 24th day of March, 2004.

/s/ JAMES W. BAEHREN Secretary

Corporate Seal

APPENDIX C

OWENS-ILLINOIS, INC.
INCENTIVE BONUS PLAN

1.    Purpose of the Plan

        The purpose of the Owens-Illinois, Inc. Incentive Bonus Plan is to provide for the payment of periodic cash bonuses to certain key employees of the Company and its Subsidiaries that qualify for income tax deduction by the Company.

2.    Definitions

        The following capitalized terms used in the Plan have the respective meanings set forth in this Section:

    (a)
    Award:    A periodic cash bonus award granted pursuant to the Plan.

    (b)
    Board:    The Board of Directors of the Company.

    (c)
    Code:    The Internal Revenue Code of 1986, as amended, or any successor thereto.

    (d)
    Committee:    The Compensation Committee of the Board (or a subcommittee thereof), or any successor thereto or any other committee designated by the Board to assume the obligations of the Committee hereunder.

    (e)
    Company:    Owens-Illinois, Inc., a Delaware corporation.

    (f)
    Effective Date:    The date on which the Plan takes effect, as defined pursuant to Section 13 of the Plan.

    (g)
    Participant:    A senior executive of the Company or any of its Subsidiaries who is selected by the Committee to participate in the Plan pursuant to Section 4 of the Plan.

    (h)
    Performance Period:    The calendar year or any other period that the Committee, in its sole discretion, may determine.

    (i)
    Plan:    This Owens-Illinois, Inc. Incentive Bonus Plan, as amended from time to time.

    (j)
    Shares:    Shares of common stock, par value $0.01 per share, of the Company.

    (k)
    Subsidiary:    A subsidiary corporation, as defined in Section 424(f) of the Code (or any successor section thereto).

3.    Administration

        The Plan shall be administered by the Committee. The Committee may delegate its duties and powers in whole or in part to any subcommittee thereof consisting solely of at least two "outside directors" within the meaning of Section 162(m) of the Code (or any successor section thereto). The Committee is authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

4.    Eligibility and Participation

        The Committee shall designate those persons who shall be Participants for each Performance Period.

5.    Awards

        (a)    Performance Goals.    A Participant's Award shall be determined based on the attainment of written performance goals approved by the Committee for a Performance Period established by the Committee (i) while the outcome for the Performance Period is substantially uncertain and (ii) no more than 90 days after the commencement of the Performance Period to which the performance goal relates or, if the Performance Period is less than one year, the number of days which is equal to 25 percent of the relevant Performance Period. The performance goals, which must be objective, shall be based upon one or more or the following criteria: (i) earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (ii) net income; (iii) operating income; (iv) earnings per Share; (v) book value per Share; (vi) return on equity; (vii) expense management; (viii) return on investment before or after the cost of capital; (ix) improvements in capital structure; (x) profitability of an identifiable business unit or product; (xi) maintenance or improvement of profit margins; (xii) stock price; (xiii) market share; (xiv) revenues or sales; (xv) costs; (xvi) cash flow; (xvii) working capital; (xviii) return on assets; (xix) cost reduction goals; (xx) return on sales; (xxi) gross margin; (xxii) debt reduction; (xxiii) new product launches; (xxiv) completion of joint ventures, divestitures, acquisitions or other corporate transactions; (xxv) new business or expansion of customers or clients; or (xxvi) productivity improvement. The foregoing criteria may relate to the Company, one or more of its Subsidiaries or one or more of its divisions or units or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine. In addition, to the degree consistent with Section 162(m) of the Code (or any successor section thereto), the Committee may adjust, modify or amend the above business criteria, either in establishing any performance goal or in determining the extent to which any performance goal has been achieved. Without limiting the generality of the foregoing, the Committee shall have the authority, at the time it establishes the performance goals for the applicable Performance Period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating units, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating units, as applicable and to otherwise satisfy the objectives of this Plan. The maximum amount of an Award to any Participant with respect to a fiscal year of the Company shall be $5,000,000.

        (b)    Payment.    The Committee shall determine whether, with respect to a Performance Period, the applicable performance goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Award, and to determine if the applicable Award shall be paid in cash or in the form of equity of the Company in conjunction with the Company's Amended and Restated 1997 Equity Participation Plan (or successor plan). No Awards will be paid for such Performance Period until such certification is made by the Committee. The amount of the Award actually paid to a given

Participant may be less than the amount determined by the applicable performance goal formula (including zero), at the discretion of the Committee. The amount of the Award determined by the Committee for a Performance Period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such Performance Period; provided, however, that the Committee may require a Participant, to the extent consistent with the provisions of Section 162(m) of the Code, to defer payment of an Award.

        (c)    Designation of Beneficiary.    In the event of the death of a Participant, any payment due under this Plan shall be made to the Participant's estate or beneficiary designated in accordance with Committee rules.

6.    Amendments or Termination

        The Board or the Committee may amend, alter or terminate the Plan; provided, however, that any such amendments shall comply with the applicable requirements for exemption (to the extent necessary) under Section 162(m) of the Code.

7.    No Right to Employment

        Neither the Plan nor any action taken hereunder shall be construed as giving any Participant or other person any right to continue to be employed by or perform services for the Company or any Subsidiary, and the right to terminate the employment of or performance of services by any Participant at any time and for any reason is specifically reserved to the Company and its Subsidiaries.

8.    Nontransferability of Awards

        An award shall not be transferable or assignable by the Participant otherwise than by will or by the laws of descent and distribution.

9.    Reduction of Awards

        Notwithstanding anything to the contrary herein, the Committee, in its sole discretion (but subject to applicable law), may reduce any amounts payable to any Participant hereunder in order to satisfy any liabilities owed to the Company or any of its Subsidiaries by the Participant.

10.    Withholding

        The Company or any Subsidiary making a payment under this Plan shall withhold therefrom such amounts as may be required by federal, state or local law, and the amount payable under the Plan to the person entitled thereto shall be reduced by the amount so withheld.

11.    Choice of Law

        The Plan shall be governed by and construed in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in the State of Ohio.

12.    Effectiveness of the Plan

        The Plan shall be effective as of March 30, 2004, subject to its approval by shareholders of the Company in the manner required by Section 162(m) of the Code.

* * * *

        I hereby certify that the foregoing Plan was duly adopted by the Compensation Committee of the Board of Directors of Owens-Illinois, Inc. on March 26, 2004.

Executed as of the 26th day of March, 2004.

/s/ James W. Baehren Secretary

Corporate Seal

OWENS-ILLINOIS, INC.
This Proxy is Solicited on Behalf of
the Board of Directors

PROXY

        The undersigned hereby appoints James W. Baehren, Jeffrey A. Denker and Edward C. White and each of them, or if more than one is present and acting then a majority thereof, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side hereof, all shares of common stock of Owens-Illinois, Inc. held of record by the undersigned on March 15, 2004, at the Annual Meeting of Share Owners to be held on May 12, 2004, or at any adjournment thereof.

        Election of Directors, Nominees:

Class I:	(01) Robert J. Dineen, (02) James H. Greene, Jr. and (03) Thomas L. Young

(Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope)

PLEASE EXECUTE THIS PROXY WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR STOCK WILL BE REPRESENTED IN ALL EVENTS AND SO THAT WE MAY HAVE A QUORUM. PLEASE SIGN YOUR NAME ON THE REVERSE SIDE. WHEN SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN.

☒	Please mark your votes as in this example.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned share owner. if no direction is made, this proxy will be voted FOR the election of the director nominees and FOR Proposal number 2 and 3.

        The Board of Directors recommends a vote "FOR" Proposals 1, 2 and 3.

								FOR	AGAINST	ABSTAIN
1.	Election of Directors (Please see reverse)					2.	Approval of the 2004 Equity Incentive Plan for Directors of Owens-Illinois, Inc.	☐	☐	☐
		FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3.	Approval of the Incentive Bonus Plan.	☐	☐	☐
	☐ For all nominee(s) except as written above					4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
						Mark box at right if you plan to attend the Annual Meeting.				☐
						Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐
						Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.
Signature:	Date:	Signature:	Date:

QuickLinks

VOTING
PROPOSAL 1
ELECTION OF DIRECTORS
The Company's Board of Directors recommends that the share owners vote FOR the three nominees identified below.
Class I: Nominees for 3 Year Term
Class II: Term Expires in 2005
Class III: Term Expires in 2006
DIRECTOR AND EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG OWENS-ILLINOIS, S&P 500 AND PACKAGING GROUP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 2 APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN FOR DIRECTORS OF OWENS-ILLINOIS, INC.
The Company's Board of Directors recommends that the share owners vote FOR approval of the 2004 Plan.
PROPOSAL 3 APPROVAL OF THE INCENTIVE BONUS PLAN
The Company's Board of Directors recommends that the share owners vote FOR approval of the Bonus Plan.
GENERAL INFORMATION
AUDIT COMMITTEE CHARTER
2004 EQUITY INCENTIVE PLAN FOR DIRECTORS OF OWENS-ILLINOIS, INC.
OWENS-ILLINOIS, INC. INCENTIVE BONUS PLAN